     As filed with the Securities and Exchange Commission on November 10, 2005.
                                                              File No. 333-60515
                                                                       811-08913

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                        [ ]
                                     ------
         Post-Effective Amendment No.  13                                   [X]
                                     ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.   8                                                  [X]
                       -----

                         HARTFORD LIFE INSURANCE COMPANY
                ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                         HARTFORD LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                  P.O. BOX 2999
                             Hartford, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-3585
               (Depositor's Telephone Number, Including Area Code)

                               Jerry K. Scheinfeldt
                         Hartford Life Insurance Company
                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

 It is proposed that this filing will become effective:

      ___   immediately upon filing pursuant to paragraph (b) of Rule 485
      _X_   on November 15, 2005 pursuant to paragraph (b) of Rule 485
      ___   60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ___   on ___________ pursuant to paragraph (a)(1) of Rule 485
      ___   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The following prospectus is incorporated in Part A of this Post-Effective Amendment No. 13, by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 (File No. 333-60515), as filed on April 5, 2005, and declared effective on May 2, 2005.

                                    PART A

          SUPPLEMENT DATED NOVEMBER 15, 2005 TO YOUR PROSPECTUS DATED
                                  MAY 2, 2005

                                                               REGISTRATION
       ISSUING COMPANY                 PRODUCT NAME            STATEMENT NO.          SEPARATE ACCOUNT
  Hartford Life and Annuity  OmniSource                          33-63731     ICMG Registered Variable Life
  Insurance Company                                                           Separate Account One
                             The One Provider                    33-63731     ICMG Registered Variable Life
                                                                              Separate Account One
                             Wells Fargo Non-Qualified Select    33-63731     ICMG Registered Variable Life
                                                                              Separate Account One
  Hartford Life Insurance    OmniSource                          333-60515    ICMG Registered Variable Life
  Company                                                                     Separate Account A

SUPPLEMENT DATED NOVEMBER 15, 2005 TO YOUR GROUP FLEXIBLE PREMIUM VARIABLE LIFE
   INSURANCE POLICY PROSPECTUS ISSUED BY HARTFORD LIFE AND ANNUITY INSURANCE
                  COMPANY AND HARTFORD LIFE INSURANCE COMPANY

The following changes are made to disclosure in the Section entitled "Transfers Among Investment Divisions:"

Under the sub-section entitled "What Restrictions Are There on My Ability to Make an Investment Division Transfer?" the last paragraph is deleted and replaced with the following:

    Hartford attempts to curb frequent transfers in the following ways:

    X 12 Transfer Rule (described above)

Under the sub-section entitled "What Restrictions Are There on My Ability to Make an Investment Division Transfer?" the following disclosure is added as the last paragraph:

    Upon request by an underlying Investment Division, and subject to applicable law, we may provide the underlying Investment Division with the Tax Identification Number, and other identifying information contained in our records, of Certificate Owners that engaged in Investment Division transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Investment Division.

Under the sub-section entitled "Third Party Transfer Service Agreements," the paragraph is deleted and replaced with the following:

    In the past, Certificate Owners that made an initial Premium Payment of $1 million or more, or who were acting on behalf of multiple Certificate Owners with aggregate Investment Values of $2 million or more, were required to sign a separate agreement with us that included additional restrictions on their ability to request Investment Division transfers. Hartford is not currently requiring Certificate Owners or others to sign these agreements. However, if Hartford believes that these agreements may help curb frequent transfers, or for any other reason, Hartford may, without notice, begin requiring these agreements again.

The following changes are made to disclosure in the Section entitled "Legal Proceedings:"

The third sentence of the first paragraph is deleted and replaced as follows:

    The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investment Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.

The second and third paragraphs are deleted and replaced as follows:

    The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, The Hartford agreed in principle with the Boards of Directors of the funds to indemnify the funds for any material harm caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.

    To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in either regulator initiating any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford
    Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that

    HLIC, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.

    The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. Additionally, The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in connection with these matters.

    Also, The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. Further, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters. The Hartford does not expect any such action to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5302

                        HARTFORD LIFE INSURANCE COMPANY

                     ICMG SEPARATE ACCOUNT A -- OMNISOURCE

                              FINANCIAL STATEMENTS

                            AS OF DECEMBER 31, 2004

                                 TOGETHER WITH

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TO THE CONTRACT OWNERS OF HARTFORD LIFE INSURANCE COMPANY
ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A,
OMNISOURCE AND THE BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

We have audited the accompanying statements of assets and liabilities of each of the individual Investment Divisions disclosed in Note 1 which comprise the Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A, OmniSource (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years ended in the period December 31, 2004. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with investment companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Investment Divisions constituting the Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A, OmniSource as of December 31, 2004, the results of their operations for the year then ended, and the changes in their net assets for each of the two years ended in the period December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 24, 2005

_____________________________________ SA-1 _____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                               SCUDDER VIT          SCUDDER VIT
                            EQUITY 500 INDEX      SMALL CAP INDEX
                           INVESTMENT DIVISION  INVESTMENT DIVISION
                           -------------------  -------------------
ASSETS:
  Investments:
    Number of Shares.....             638                 15,357
                               ==========          =============
    Cost.................      $    8,923          $     164,571
                               ==========          =============
    Market Value.........      $    8,119          $     220,380
  Due from Hartford Life
   Insurance Company.....        --                    --
  Receivable from fund
   shares sold...........        --                            4
  Other assets...........        --                    --
                               ----------          -------------
  Total Assets...........           8,119                220,384
                               ----------          -------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --                            4
  Payable for fund shares
   purchased.............        --                    --
  Other liabilities......        --                    --
                               ----------          -------------
  Total Liabilities......        --                            4
                               ----------          -------------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........      $    8,119          $     220,380
                               ==========          =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-2 _____________________________________

                             ALGER AMERICAN        FIDELITY VIP         FIDELITY VIP           HARTFORD              HARTFORD
                                 GROWTH            EQUITY-INCOME         HIGH INCOME             BOND          CAPITAL APPRECIATION
                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                           -------------------  -------------------  -------------------  -------------------  --------------------
ASSETS:
  Investments:
    Number of Shares.....              264                  409                6,134                5,382                   862
                              ============         ============         ============         ============          ============
    Cost.................     $     14,085         $     10,661         $     60,833         $     57,214          $     42,329
                              ============         ============         ============         ============          ============
    Market Value.........     $      9,266         $     10,373         $     42,938         $     64,273          $     46,051
  Due from Hartford Life
   Insurance Company.....        --                   --                   --                   --                    --
  Receivable from fund
   shares sold...........        --                   --                           1                    1                     1
  Other assets...........                2            --                   --                   --                    --
                              ------------         ------------         ------------         ------------          ------------
  Total Assets...........            9,268               10,373               42,939               64,274                46,052
                              ------------         ------------         ------------         ------------          ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --                   --                           1                    1                     1
  Payable for fund shares
   purchased.............        --                   --                   --                   --                    --
  Other liabilities......        --                           1            --                   --                            2
                              ------------         ------------         ------------         ------------          ------------
  Total Liabilities......        --                           1                    1                    1                     3
                              ------------         ------------         ------------         ------------          ------------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $      9,268         $     10,372         $     42,938         $     64,273          $     46,049
                              ============         ============         ============         ============          ============

                                HARTFORD
                              MONEY MARKET
                           INVESTMENT DIVISION
                           -------------------
ASSETS:
  Investments:
    Number of Shares.....           14,263
                              ============
    Cost.................     $     14,263
                              ============
    Market Value.........     $     14,263
  Due from Hartford Life
   Insurance Company.....        --
  Receivable from fund
   shares sold...........        --
  Other assets...........        --
                              ------------
  Total Assets...........           14,263
                              ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --
  Payable for fund shares
   purchased.............        --
  Other liabilities......        --
                              ------------
  Total Liabilities......        --
                              ------------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $     14,263
                              ============

_____________________________________ SA-3 _____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004

                                                     JPMORGAN
                               JANUS ASPEN         INTERNATIONAL
                             FLEXIBLE INCOME       OPPORTUNITIES
                           INVESTMENT DIVISION  INVESTMENT DIVISION
                           -------------------  -------------------
ASSETS:
  Investments:
    Number of Shares.....             9,478               1,454
                              =============        ============
    Cost.................     $     121,275        $     17,842
                              =============        ============
    Market Value.........     $     120,469        $     16,164
  Due from Hartford Life
   Insurance Company.....         --                  --
  Receivable from fund
   shares sold...........                 2           --
  Other assets...........         --                  --
                              -------------        ------------
  Total Assets...........           120,471              16,164
                              -------------        ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....                 1           --
  Payable for fund shares
   purchased.............         --                  --
  Other liabilities......         --                  --
                              -------------        ------------
  Total Liabilities......                 1           --
                              -------------        ------------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $     120,470        $     16,164
                              =============        ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                                JPMORGAN                                  MORGAN STANLEY            MORGAN STANLEY
                             U.S. LARGE CAP                                 CORE PLUS              EMERGING MARKETS
                               CORE EQUITY        MFS HIGH INCOME          FIXED INCOME                 EQUITY
                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (A)   INVESTMENT DIVISION (B)
                           -------------------  -------------------  ------------------------  ------------------------
ASSETS:
  Investments:
    Number of Shares.....            1,065                12,840                  4,071                     1,340
                              ============         =============           ============              ============
    Cost.................     $     18,536         $     123,573           $     42,897              $     12,809
                              ============         =============           ============              ============
    Market Value.........     $     14,470         $     133,153           $     47,066              $     14,809
  Due from Hartford Life
   Insurance Company.....        --                    --                    --                        --
  Receivable from fund
   shares sold...........        --                            2                      1                --
  Other assets...........        --                    --                    --                        --
                              ------------         -------------           ------------              ------------
  Total Assets...........           14,470               133,155                 47,067                    14,809
                              ------------         -------------           ------------              ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --                            2                      1                --
  Payable for fund shares
   purchased.............        --                    --                    --                        --
  Other liabilities......        --                    --                    --                        --
                              ------------         -------------           ------------              ------------
  Total Liabilities......        --                            2                      1                --
                              ------------         -------------           ------------              ------------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $     14,470         $     133,153           $     47,066              $     14,809
                              ============         =============           ============              ============

                                MORGAN STANLEY
                                 GLOBAL VALUE         NEUBERGER BERMAN
                                    EQUITY              AMT BALANCED
                           INVESTMENT DIVISION (C)   INVESTMENT DIVISION
                           ------------------------  -------------------
ASSETS:
  Investments:
    Number of Shares.....               2,395                  1,948
                                 ============           ============
    Cost.................        $     32,288           $     28,255
                                 ============           ============
    Market Value.........        $     34,245           $     18,780
  Due from Hartford Life
   Insurance Company.....          --                      --
  Receivable from fund
   shares sold...........                   1                      5
  Other assets...........          --                      --
                                 ------------           ------------
  Total Assets...........              34,246                 18,785
                                 ------------           ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....                   1                      5
  Payable for fund shares
   purchased.............          --                      --
  Other liabilities......          --                      --
                                 ------------           ------------
  Total Liabilities......                   1                      5
                                 ------------           ------------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........        $     34,245           $     18,780
                                 ============           ============

(a) Formerly reported as Universal Institutional Funds, Inc. Core Plus Fixed Income Investment Division.
(b) Formerly reported as Universal Institutional Funds, Inc. Emerging Markets Equity Investment Division.
(c) Formerly reported as Universal Institutional Funds, Inc. Global Value Equity Investment Division.

_____________________________________ SA-5 _____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004

                                                                                UNITS
                                                                     FEES      OWNED BY        UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS    PRICE #     LIABILITY
                                                                   --------  ------------  ------------  ----------
Scudder VIT Equity 500 Index Investment Division -- Class A......     0.65%         829     $ 9.795540    $  8,119
Scudder VIT Small Cap Index Investment Division -- Class A.......     0.65%      13,359      16.496511     220,380
Alger American Growth Investment Division -- Class O.............     0.65%       1,071       8.650280       9,268
Fidelity VIP Equity-Income Investment Division...................     0.65%         828      12.523022      10,372
Fidelity VIP High Income Investment Division.....................     0.65%       4,265      10.066502      42,938
Hartford Bond Investment Division -- Class IA....................     0.65%       4,417      14.551281      64,273
Hartford Capital Appreciation Investment Division -- Class IA....     0.65%       2,475      18.608820      46,049
Hartford Money Market Investment Division -- Class IA............     0.65%       1,252      11.391100      14,263
Janus Aspen Flexible Income Investment Division -- Class SRV.....     0.65%       8,867      13.585950     120,470
JPMorgan International Opportunities Investment Division.........     0.65%       1,392      11.612233      16,164
JPMorgan U.S. Large Cap Core Equity Investment Division..........     0.65%       1,559       9.283532      14,470
MFS High Income Investment Division -- Class INIT................     0.65%      10,758      12.376913     133,153
Morgan Stanley Core Plus Fixed Income Investment Division --
 Class A.........................................................     0.65%       3,455      13.621830      47,066
Morgan Stanley Emerging Markets Equity Investment Division.......     0.65%         843      17.559410      14,809
Morgan Stanley Global Value Equity Investment Division...........     0.65%       2,589      13.225280      34,245
Neuberger Berman AMT Balanced Investment Division................     0.65%       1,631      11.515828      18,780
                                                                                                          --------
GRAND TOTAL......................................................                                         $814,819
                                                                                                          ========

  #  Rounded unit values.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                      (This page intentionally left blank)

_____________________________________ SA-7 _____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                               SCUDDER VIT          SCUDDER VIT         ALGER AMERICAN
                            EQUITY 500 INDEX      SMALL CAP INDEX           GROWTH
                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                           -------------------  --------------------  -------------------
INVESTMENT INCOME:
  Dividends..............       $      85           $        847           $--
                                ---------           ------------           ---------
EXPENSE:
  Mortality and expense
   undertakings..........             (50)                (1,280)                (57)
                                ---------           ------------           ---------
    Net Investment income
     (loss)..............              35                   (433)                (57)
                                ---------           ------------           ---------
CAPITAL GAINS INCOME.....        --                    --                   --
                                ---------           ------------           ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........             (49)                   432                 (30)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................             750                 32,048                 510
                                ---------           ------------           ---------
    Net gain (loss) on
     investments.........             701                 32,480                 480
                                ---------           ------------           ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $     736           $     32,047           $     423
                                =========           ============           =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                              FIDELITY VIP         FIDELITY VIP           HARTFORD              HARTFORD             HARTFORD
                              EQUITY-INCOME         HIGH INCOME             BOND          CAPITAL APPRECIATION     MONEY MARKET
                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                           -------------------  -------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
  Dividends..............      $       151          $     3,251         $      2,910          $       143           $      386
                               -----------          -----------         ------------          -----------           ----------
EXPENSE:
  Mortality and expense
   undertakings..........              (64)                (264)                (410)                (266)                (350)
                               -----------          -----------         ------------          -----------           ----------
    Net Investment income
     (loss)..............               87                2,987                2,500                 (123)                  36
                               -----------          -----------         ------------          -----------           ----------
CAPITAL GAINS INCOME.....               36            --                       1,604            --                    --
                               -----------          -----------         ------------          -----------           ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........              (28)                  19                   23                   30             --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................              925                  503               (1,681)               7,322             --
                               -----------          -----------         ------------          -----------           ----------
    Net gain (loss) on
     investments.........              897                  522               (1,658)               7,352             --
                               -----------          -----------         ------------          -----------           ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $     1,020          $     3,509         $      2,446          $     7,229           $       36
                               ===========          ===========         ============          ===========           ==========

                               JANUS ASPEN
                             FLEXIBLE INCOME
                           INVESTMENT DIVISION
                           -------------------
INVESTMENT INCOME:
  Dividends..............     $      6,400
                              ------------
EXPENSE:
  Mortality and expense
   undertakings..........             (652)
                              ------------
    Net Investment income
     (loss)..............            5,748
                              ------------
CAPITAL GAINS INCOME.....              659
                              ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........               11
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................           (3,251)
                              ------------
    Net gain (loss) on
     investments.........           (3,240)
                              ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $      3,167
                              ============

_____________________________________ SA-9 _____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                                JPMORGAN             JPMORGAN
                              INTERNATIONAL       U.S. LARGE CAP
                              OPPORTUNITIES         CORE EQUITY
                           INVESTMENT DIVISION  INVESTMENT DIVISION
                           -------------------  -------------------
INVESTMENT INCOME:
  Dividends..............      $        82          $       104
                               -----------          -----------
EXPENSE:
  Mortality and expense
   undertakings..........              (93)                 (89)
                               -----------          -----------
    Net Investment income
     (loss)..............              (11)                  15
                               -----------          -----------
CAPITAL GAINS INCOME.....        --                   --
                               -----------          -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........                1                  (17)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            2,433                1,170
                               -----------          -----------
    Net gain (loss) on
     investments.........            2,434                1,153
                               -----------          -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $     2,423          $     1,168
                               ===========          ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________

                                                                          MORGAN STANLEY            MORGAN STANLEY
                                                                            CORE PLUS              EMERGING MARKETS
                             MFS HIGH INCOME    MFS INVESTORS TRUST        FIXED INCOME                 EQUITY
                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (A)   INVESTMENT DIVISION (B)
                           -------------------  -------------------  ------------------------  ------------------------
INVESTMENT INCOME:
  Dividends..............      $     2,960         $  --                   $     1,745               $        84
                               -----------         ------------            -----------               -----------
EXPENSE:
  Mortality and expense
   undertakings..........             (566)                 (72)                  (301)                      (82)
                               -----------         ------------            -----------               -----------
    Net Investment income
     (loss)..............            2,394                  (72)                 1,444                         2
                               -----------         ------------            -----------               -----------
CAPITAL GAINS INCOME.....        --                   --                           105                --
                               -----------         ------------            -----------               -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........               43               (6,386)                    18                        13
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            6,527                7,204                    114                     2,689
                               -----------         ------------            -----------               -----------
    Net gain (loss) on
     investments.........            6,570                  818                    132                     2,702
                               -----------         ------------            -----------               -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $     8,964         $        746            $     1,681               $     2,704
                               ===========         ============            ===========               ===========

                                MORGAN STANLEY
                                 GLOBAL VALUE         NEUBERGER BERMAN
                                    EQUITY              AMT BALANCED
                           INVESTMENT DIVISION (C)   INVESTMENT DIVISION
                           ------------------------  -------------------
INVESTMENT INCOME:
  Dividends..............        $       236             $       219
                                 -----------             -----------
EXPENSE:
  Mortality and expense
   undertakings..........               (205)                   (117)
                                 -----------             -----------
    Net Investment income
     (loss)..............                 31                     102
                                 -----------             -----------
CAPITAL GAINS INCOME.....         --                       --
                                 -----------             -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........                  1                     (49)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................              3,858                   1,448
                                 -----------             -----------
    Net gain (loss) on
     investments.........              3,859                   1,399
                                 -----------             -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $     3,890             $     1,501
                                 ===========             ===========

(a) Formerly reported as Universal Institutional Funds, Inc. Core Plus Fixed Income Investment Division.
(b) Formerly reported as Universal Institutional Funds, Inc. Emerging Markets Equity Investment Division.
(c) Formerly reported as Universal Institutional Funds, Inc. Global Value Equity Investment Division.

_____________________________________ SA-11 ____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR END DECEMBER 31, 2004

                               SCUDDER VIT          SCUDDER VIT        ALGER AMERICAN
                            EQUITY 500 INDEX      SMALL CAP INDEX          GROWTH
                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                           -------------------  -------------------  -------------------
OPERATIONS:
  Net investment income
   (loss)................      $        35         $        (433)        $       (57)
  Capital gains income...        --                    --                  --
  Net realized gain
   (loss) on security
   transactions..........              (49)                  432                 (30)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................              750                32,048                 510
                               -----------         -------------         -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............              736                32,047                 423
                               -----------         -------------         -----------
UNIT TRANSACTIONS:
  Premiums...............               22                   564                  26
  Net transfers..........        --                    --                  --
  Surrenders for benefit
   payments and fees.....              (14)                  (59)                 (3)
  Cost of insurance......             (319)               (1,451)                (66)
                               -----------         -------------         -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........             (311)                 (946)                (43)
                               -----------         -------------         -----------
  Net increase (decrease)
   in net assets.........              425                31,101                 380
NET ASSETS:
  Beginning of year......            7,694               189,279               8,888
                               -----------         -------------         -----------
  End of year............      $     8,119         $     220,380         $     9,268
                               ===========         =============         ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                              FIDELITY VIP         FIDELITY VIP           HARTFORD              HARTFORD             HARTFORD
                              EQUITY-INCOME         HIGH INCOME             BOND          CAPITAL APPRECIATION     MONEY MARKET
                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                           -------------------  -------------------  -------------------  --------------------  -------------------
OPERATIONS:
  Net investment income
   (loss)................     $         87         $      2,987         $      2,500          $       (123)          $      36
  Capital gains income...               36            --                       1,604             --                   --
  Net realized gain
   (loss) on security
   transactions..........              (28)                  19                   23                    30            --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................              925                  503               (1,681)                7,322            --
                              ------------         ------------         ------------          ------------           ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............            1,020                3,509                2,446                 7,229                  36
                              ------------         ------------         ------------          ------------           ---------
UNIT TRANSACTIONS:
  Premiums...............               29                  118                  184                   119                 174
  Net transfers..........        --                   --                   --                    --                     41,205
  Surrenders for benefit
   payments and fees.....              (18)                 (15)                 (26)                  (22)           (138,838)
  Cost of insurance......             (404)                (369)                (573)                 (308)               (378)
                              ------------         ------------         ------------          ------------           ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........             (393)                (266)                (415)                 (211)            (97,837)
                              ------------         ------------         ------------          ------------           ---------
  Net increase (decrease)
   in net assets.........              627                3,243                2,031                 7,018             (97,801)
NET ASSETS:
  Beginning of year......            9,745               39,695               62,242                39,031             112,064
                              ------------         ------------         ------------          ------------           ---------
  End of year............     $     10,372         $     42,938         $     64,273          $     46,049           $  14,263
                              ============         ============         ============          ============           =========

                               JANUS ASPEN
                             FLEXIBLE INCOME
                           INVESTMENT DIVISION
                           -------------------
OPERATIONS:
  Net investment income
   (loss)................     $       5,748
  Capital gains income...               659
  Net realized gain
   (loss) on security
   transactions..........                11
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            (3,251)
                              -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............             3,167
                              -------------
UNIT TRANSACTIONS:
  Premiums...............            29,238
  Net transfers..........         --
  Surrenders for benefit
   payments and fees.....                (9)
  Cost of insurance......              (876)
                              -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........            28,353
                              -------------
  Net increase (decrease)
   in net assets.........            31,520
NET ASSETS:
  Beginning of year......            88,950
                              -------------
  End of year............     $     120,470
                              =============

_____________________________________ SA-13 ____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR END DECEMBER 31, 2004

                                JPMORGAN             JPMORGAN
                              INTERNATIONAL       U.S. LARGE CAP
                              OPPORTUNITIES         CORE EQUITY
                           INVESTMENT DIVISION  INVESTMENT DIVISION
                           -------------------  -------------------
OPERATIONS:
  Net investment income
   (loss)................     $        (11)        $         15
  Capital gains income...        --                   --
  Net realized gain
   (loss) on security
   transactions..........                1                  (17)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            2,433                1,170
                              ------------         ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............            2,423                1,168
                              ------------         ------------
UNIT TRANSACTIONS:
  Premiums...............               42                   40
  Net transfers..........        --                   --
  Surrenders for benefit
   payments and fees.....               (9)                  (6)
  Cost of insurance......             (108)                (103)
                              ------------         ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........              (75)                 (69)
                              ------------         ------------
  Net increase (decrease)
   in net assets.........            2,348                1,099
NET ASSETS:
  Beginning of year......           13,816               13,371
                              ------------         ------------
  End of year............     $     16,164         $     14,470
                              ============         ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                                                                          MORGAN STANLEY            MORGAN STANLEY
                                                                            CORE PLUS              EMERGING MARKETS
                             MFS HIGH INCOME    MFS INVESTORS TRUST        FIXED INCOME                 EQUITY
                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (A)   INVESTMENT DIVISION (B)
                           -------------------  -------------------  ------------------------  ------------------------
OPERATIONS:
  Net investment income
   (loss)................     $       2,394        $         (72)          $      1,444              $          2
  Capital gains income...         --                   --                           105                --
  Net realized gain
   (loss) on security
   transactions..........                43               (6,386)                    18                        13
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................             6,527                7,204                    114                     2,689
                              -------------        -------------           ------------              ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............             8,964                  746                  1,681                     2,704
                              -------------        -------------           ------------              ------------
UNIT TRANSACTIONS:
  Premiums...............            62,159                   41                    135                        37
  Net transfers..........         --                     (41,205)            --                        --
  Surrenders for benefit
   payments and fees.....               (30)                  (7)                   (20)                       (7)
  Cost of insurance......              (728)                 (76)                  (421)                      (95)
                              -------------        -------------           ------------              ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........            61,401              (41,247)                  (306)                      (65)
                              -------------        -------------           ------------              ------------
  Net increase (decrease)
   in net assets.........            70,365              (40,501)                 1,375                     2,639
NET ASSETS:
  Beginning of year......            62,788               40,501                 45,691                    12,170
                              -------------        -------------           ------------              ------------
  End of year............     $     133,153        $   --                  $     47,066              $     14,809
                              =============        =============           ============              ============

                                MORGAN STANLEY
                                 GLOBAL VALUE         NEUBERGER BERMAN
                                    EQUITY              AMT BALANCED
                           INVESTMENT DIVISION (C)   INVESTMENT DIVISION
                           ------------------------  -------------------
OPERATIONS:
  Net investment income
   (loss)................        $         31           $        102
  Capital gains income...          --                      --
  Net realized gain
   (loss) on security
   transactions..........                   1                    (49)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................               3,858                  1,448
                                 ------------           ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............               3,890                  1,501
                                 ------------           ------------
UNIT TRANSACTIONS:
  Premiums...............                  91                     52
  Net transfers..........          --                      --
  Surrenders for benefit
   payments and fees.....                 (14)                   (34)
  Cost of insurance......                (237)                  (742)
                                 ------------           ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........                (160)                  (724)
                                 ------------           ------------
  Net increase (decrease)
   in net assets.........               3,730                    777
NET ASSETS:
  Beginning of year......              30,515                 18,003
                                 ------------           ------------
  End of year............        $     34,245           $     18,780
                                 ============           ============

(a) Formerly reported as Universal Institutional Funds, Inc. Core Plus Fixed Income Investment Division.
(b) Formerly reported as Universal Institutional Funds, Inc. Emerging Markets Equity Investment Division.
(c) Formerly reported as Universal Institutional Funds, Inc. Global Value Equity Investment Division.

_____________________________________ SA-15 ____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR END DECEMBER 31, 2003

                               SCUDDER VIT          SCUDDER VIT        ALGER AMERICAN
                            EQUITY 500 INDEX      SMALL CAP INDEX          GROWTH
                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                           -------------------  -------------------  -------------------
OPERATIONS:
  Net investment
   income................      $        37         $         452         $       (49)
  Capital gains income...        --                    --                  --
  Net realized gain
   (loss) on security
   transactions..........              (46)                  234                 (48)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            1,684                58,599               2,373
                               -----------         -------------         -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............            1,675                59,285               2,276
                               -----------         -------------         -----------
UNIT TRANSACTIONS:
  Premiums...............               19                   434                  22
  Net transfers..........        --                    --                  --
  Surrenders for benefit
   payments and fees.....              (12)                  (53)                 (5)
  Cost of insurance......             (281)               (1,389)                (66)
                               -----------         -------------         -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........             (274)               (1,008)                (49)
                               -----------         -------------         -----------
  Net increase (decrease)
   in net assets.........            1,401                58,277               2,227
NET ASSETS:
  Beginning of year......            6,293               131,002               6,661
                               -----------         -------------         -----------
  End of year............      $     7,694         $     189,279         $     8,888
                               ===========         =============         ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                              FIDELITY VIP         FIDELITY VIP           HARTFORD              HARTFORD             HARTFORD
                              EQUITY-INCOME         HIGH INCOME             BOND          CAPITAL APPRECIATION     MONEY MARKET
                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                           -------------------  -------------------  -------------------  --------------------  -------------------
OPERATIONS:
  Net investment
   income................      $       105         $      2,321         $      2,064          $         (9)        $         134
  Capital gains income...        --                   --                         284             --                    --
  Net realized gain
   (loss) on security
   transactions..........             (107)                  54                   34                   (15)            --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            2,347                5,957                1,784                11,486             --
                               -----------         ------------         ------------          ------------         -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............            2,345                8,332                4,166                11,462                   134
                               -----------         ------------         ------------          ------------         -------------
UNIT TRANSACTIONS:
  Premiums...............               24                  103                  174                    89                24,174
  Net transfers..........        --                   --                   --                    --                      (29,019)
  Surrenders for benefit
   payments and fees.....             (113)                 (19)                 (25)                  (20)                  (58)
  Cost of insurance......             (347)                (316)                (534)                 (271)                 (957)
                               -----------         ------------         ------------          ------------         -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........             (436)                (232)                (385)                 (202)               (5,860)
                               -----------         ------------         ------------          ------------         -------------
  Net increase (decrease)
   in net assets.........            1,909                8,100                3,781                11,260                (5,726)
NET ASSETS:
  Beginning of year......            7,836               31,595               58,461                27,771               117,790
                               -----------         ------------         ------------          ------------         -------------
  End of year............      $     9,745         $     39,695         $     62,242          $     39,031         $     112,064
                               ===========         ============         ============          ============         =============

                               JANUS ASPEN
                             FLEXIBLE INCOME
                           INVESTMENT DIVISION
                           -------------------
OPERATIONS:
  Net investment
   income................     $      2,597
  Capital gains income...        --
  Net realized gain
   (loss) on security
   transactions..........               (1)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................              890
                              ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............            3,486
                              ------------
UNIT TRANSACTIONS:
  Premiums...............           14,508
  Net transfers..........           50,001
  Surrenders for benefit
   payments and fees.....              (43)
  Cost of insurance......             (990)
                              ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........           63,476
                              ------------
  Net increase (decrease)
   in net assets.........           66,962
NET ASSETS:
  Beginning of year......           21,988
                              ------------
  End of year............     $     88,950
                              ============

_____________________________________ SA-17 ____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR END DECEMBER 31, 2003

                                JPMORGAN                 JPMORGAN
                              INTERNATIONAL           U.S. LARGE CAP
                              OPPORTUNITIES            CORE EQUITY
                           INVESTMENT DIVISION   INVESTMENT DIVISION (A)
                           -------------------  --------------------------
OPERATIONS:
  Net investment
   income................     $         21             $         12
  Capital gains income...        --                     --
  Net realized gain
   (loss) on security
   transactions..........                8                      (94)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            3,312                    2,980
                              ------------             ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............            3,341                    2,898
                              ------------             ------------
UNIT TRANSACTIONS:
  Premiums...............               43                       33
  Net transfers..........        --                     --
  Surrenders for benefit
   payments and fees.....               (5)                     (30)
  Cost of insurance......             (130)                    (100)
                              ------------             ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........              (92)                     (97)
                              ------------             ------------
  Net increase (decrease)
   in net assets.........            3,249                    2,801
NET ASSETS:
  Beginning of year......           10,567                   10,570
                              ------------             ------------
  End of year............     $     13,816             $     13,371
                              ============             ============

(a) Formerly JPMorgan U.S. Disciplined Equity Portfolio Investment Division. Change effective March 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                                                                             UNIVERSAL                  UNIVERSAL
                                                                     INSTITUTIONAL FUNDS, INC.  INSTITUTIONAL FUNDS, INC.
                             MFS HIGH INCOME    MFS INVESTORS TRUST   CORE PLUS FIXED INCOME     EMERGING MARKETS EQUITY
                           INVESTMENT DIVISION  INVESTMENT DIVISION     INVESTMENT DIVISION        INVESTMENT DIVISION
                           -------------------  -------------------  -------------------------  -------------------------
OPERATIONS:
  Net investment
   income................     $        585         $          (9)          $       (264)               $        (61)
  Capital gains income...        --                    --                           348                 --
  Net realized gain
   (loss) on security
   transactions..........               24               (14,409)                    12                         (43)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            6,007                20,785                  1,664                       4,081
                              ------------         -------------           ------------                ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............            6,616                 6,367                  1,760                       3,977
                              ------------         -------------           ------------                ------------
UNIT TRANSACTIONS:
  Premiums...............           28,149                   115                    129                          27
  Net transfers..........           10,000               (30,982)            --                         --
  Surrenders for benefit
   payments and fees.....              (17)                  (16)                   (32)                         10
  Cost of insurance......             (438)                 (207)                  (396)                        (81)
                              ------------         -------------           ------------                ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........           37,694               (31,090)                  (299)                        (44)
                              ------------         -------------           ------------                ------------
  Net increase (decrease)
   in net assets.........           44,310               (24,723)                 1,461                       3,933
NET ASSETS:
  Beginning of year......           18,478                65,224                 44,230                       8,237
                              ------------         -------------           ------------                ------------
  End of year............     $     62,788         $      40,501           $     45,691                $     12,170
                              ============         =============           ============                ============

                                   UNIVERSAL
                           INSTITUTIONAL FUNDS, INC.   NEUBERGER BERMAN
                              GLOBAL VALUE EQUITY        AMT BALANCED
                              INVESTMENT DIVISION     INVESTMENT DIVISION
                           -------------------------  -------------------
OPERATIONS:
  Net investment
   income................        $       (166)           $        185
  Capital gains income...          --                       --
  Net realized gain
   (loss) on security
   transactions..........                  52                    (136)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................               6,914                   2,413
                                 ------------            ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............               6,800                   2,462
                                 ------------            ------------
UNIT TRANSACTIONS:
  Premiums...............                 223                      49
  Net transfers..........          --                       --
  Surrenders for benefit
   payments and fees.....                  71                     (32)
  Cost of insurance......                (549)                   (701)
                                 ------------            ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........                (255)                   (684)
                                 ------------            ------------
  Net increase (decrease)
   in net assets.........               6,545                   1,778
NET ASSETS:
  Beginning of year......              23,970                  16,225
                                 ------------            ------------
  End of year............        $     30,515            $     18,003
                                 ============            ============

_____________________________________ SA-19 ____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

 1.  ORGANIZATION:

    ICMG Registered Variable Life Separate Account A, OmniSource (the "Account"), is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contract owners of the Company in various mutual fund (the "Funds") as directed by the contract owners.

    The Account invests in the following investment divisions (collectively, the "Investment Divisions"): the Scudder VIT Equity 500 Index Investment Division, Scudder VIT Small Cap Index Investment Division, Alger American Growth Investment Division, Fidelity VIP Equity-Income Investment Division, Fidelity VIP High Income Investment Division, Hartford Bond Investment Division, Hartford Capital Appreciation Investment Division, Hartford Money Market Investment Division, Janus Aspen Flexible Income Investment Division, JPMorgan International Opportunities Investment Division, JPMorgan U.S. Large Cap Core Equity Investment Division, MFS High Income Investment Division, Morgan Stanley Core Plus Fixed Income Investment Division, Morgan Stanley Emerging Markets Equity Investment Division, Morgan Stanley Global Value Equity Investment Division, and Neuberger Berman AMT Balanced Investment Division.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares. Dividend income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2004.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principal generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

   a) COST OF INSURANCE--In accordance with the terms of the policies, the Company assesses cost of insurance charges to cover the Company's anticipated mortality costs. Because a policy's account value and death benefit may vary from month to month, the cost of insurance charges may also vary. These charges are reflected as a component of unit transactions on the accompanying statements of changes in net assets.

   b) MORTALITY AND EXPENSE RISK UNDERTAKINGS--The Company, as issuer of variable life insurance policies, provides the mortality and expense undertakings and, with respect to the Account, receives an annual fee of up to 0.65% of the Account's average daily net assets. These charges are reflected as a component of operating expenses on the accompanying statements of operations.

   c) ADMINISTRATIVE AND ISSUE CHARGES--The Company assesses a monthly administrative charge to compensate the Company for administrative costs in connection with the policies. This charge covers the average expected cost for these services at a maximum of $10 per month. These charges are reflected as a component of cost of insurance and

_____________________________________ SA-20 ____________________________________
      other fees on the accompanying statements of changes in net assets.

   d) DEDUCTION OF OTHER FEES--In accordance with the terms of the policies, the Company makes deductions for state premium taxes and other insurance charges. These charges are deducted through termination of units of interest from applicable contract owners' accounts and are reflected as a component of cost of insurance and other fees on the accompanying statements of changes in net assets.

 4.  PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                                        PURCHASES   PROCEEDS
FUND                                                                     AT COST   FROM SALES
----                                                                    ---------  ----------
Scudder VIT Equity 500 Index Investment Division......................  $     84    $    359
Scudder VIT Small Cap Index Investment Division.......................       848       2,227
Alger American Growth Investment Division.............................     --            102
Fidelity VIP Equity-Income Investment Division........................       187         456
Fidelity VIP High Income Investment Division..........................     3,251         531
Hartford Bond Investment Division.....................................     4,513         824
Hartford Capital Appreciation Investment Division.....................       143         475
Hartford Money Market Investment Division.............................    41,589     139,390
Janus Aspen Flexible Income Investment Division.......................    36,025       1,265
JPMorgan International Opportunities Investment Division..............        82         167
JPMorgan U.S.Large Cap Core Equity Investment Division................       105         159
MFS High Income Investment Division...................................    64,853       1,058
MFS Investors Trust Investment Division...............................     --         41,319
Morgan Stanley Core Plus Fixed Income Investment Division.............     1,850         606
Morgan Stanley Emerging Markets Equity Investment Division............        83         146
Morgan Stanley Global Value Equity Investment Division................       236         366
Neuberger Berman AMT Balanced Investment Division.....................       219         841
                                                                        --------    --------
                                                                        $154,068    $190,291
                                                                        ========    ========

_____________________________________ SA-21 ____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

 5.  CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year ended December 31, 2004 were as follows:

                                                                                             NET
                                                                        UNITS    UNITS     INCREASE
FUND                                                                    ISSUED  REDEEMED  (DECREASE)
----                                                                    ------  --------  ----------
Scudder VIT Equity 500 Index Investment Division......................   --          34         (34)
Scudder VIT Small Cap Index Investment Division.......................   --          65         (65)
Alger American Growth Investment Division.............................   --           6          (6)
Fidelity VIP Equity-Income Investment Division........................   --          34         (34)
Fidelity VIP High Income Investment Division..........................   --          29         (29)
Hartford Bond Investment Division.....................................   --          29         (29)
Hartford Capital Appreciation Investment Division.....................   --          12         (12)
Hartford Money Market Investment Division.............................  3,628    12,242      (8,614)
Janus Aspen Flexible Income Investment Division.......................  2,167        46       2,121
JPMorgan International Opportunities Investment Division..............   --           7          (7)
JPMorgan U.S.Large Cap Core Equity Investment Division................   --           8          (8)
MFS High Income Investment Division...................................  5,300        43       5,257
MFS Investors Trust Investment Division...............................   --       5,000      (5,000)
Morgan Stanley Core Plus Fixed Income Investment Division.............   --          23         (23)
Morgan Stanley Emerging Markets Equity Investment Division............   --           5          (5)
Morgan Stanley Global Value Equity Investment Division................   --          14         (14)
Neuberger Berman AMT Balanced Investment Division.....................   --          67         (67)

    The changes in units outstanding for the year ended December 31, 2003 were as follows:

                                                                                             NET
                                                                        UNITS    UNITS     INCREASE
FUND                                                                    ISSUED  REDEEMED  (DECREASE)
----                                                                    ------  --------  ----------
Scudder VIT Equity 500 Index Fund Investment Division.................    --         36         (36)
Scudder VIT Small Cap Index Fund Investment Division..................    --         92         (92)
Alger American Growth Portfolio Investment Division...................    --          7          (7)
Fidelity VIP Equity-Income Fund Investment Division...................    --         36         (36)
Fidelity VIP High Income Fund Investment Division.....................    --         28         (28)
Hartford Bond HLS Fund Investment Division............................    --         28         (28)
Hartford Capital Appreciation HLS Fund Investment Division............    --         16         (16)
Hartford Money Market HLS Fund Investment Division....................  10,729   11,243        (514)
Janus Aspen Flexible Income Portfolio Investment Division.............   5,036       50       4,986
JPMorgan International Opportunities Portfolio Investment Division....    --          9          (9)
JPMorgan U.S. Large Cap Core Equity Portfolio Investment Division.....    --         10         (10)
MFS High Income Series Investment Division............................   3,637       33       3,604
MFS Investors Trust Series Investment Division........................   5,014    9,786      (4,772)
Universal Institutional Funds, Inc. Core Plus Fixed Income Portfolio
 Investment Division..................................................    --         22         (22)
Universal Institutional Funds, Inc. Emerging Markets Equity Portfolio
 Investment Division..................................................    --          6          (6)
Universal Institutional Funds, Inc. Global Value Equity Portfolio
 Investment Division..................................................    --         17         (17)
Neuberger Berman AMT Balanced Portfolio Investment Division...........    --         70         (70)

_____________________________________ SA-22 ____________________________________

 6.  FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Investment Division has outstanding units.

                                                                        CONTRACT            INVESTMENT
                                                              UNIT      OWNERS'   EXPENSE     INCOME      TOTAL
                                                  UNITS   FAIR VALUE #   EQUITY    RATIO*    RATIO**    RETURN***
                                                  ------  ------------  --------  --------  ----------  ---------
SCUDDER VIT EQUITY 500 INDEX INVESTMENT DIVISION
  2004  Lowest contract charges                      829   $ 9.795540   $  8,119    0.65%       1.10%      9.87%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                      863     8.915271      7,694    0.65%       1.20%     27.22%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                      898     7.003525      6,293    0.65%       1.02%    (22.80)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                      929     9.072006      8,426    0.64%       0.70%    (12.75)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
SCUDDER VIT SMALL CAP INDEX INVESTMENT DIVISION
  2004  Lowest contract charges                   13,359    16.496511    220,380    0.65%       0.43%     16.99%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                   13,424    14.100457    189,279    0.65%       0.94%     45.48%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                   13,516     9.692609    131,002    0.65%       0.68%    (21.10)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                   13,596    12.284385    167,024    0.64%       0.68%      1.41%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
ALGER AMERICAN GROWTH INVESTMENT DIVISION
  2004  Lowest contract charges                    1,071     8.650280      9,268    0.65%      --          4.81%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    1,077     8.253155      8,888    0.65%      --         34.31%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    1,084     6.145951      6,661    0.65%       0.04%    (33.43)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    1,089     9.231808     10,057    0.64%       0.21%    (12.39)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --

_____________________________________ SA-23 ____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

                                                                        CONTRACT            INVESTMENT
                                                              UNIT      OWNERS'   EXPENSE     INCOME      TOTAL
                                                  UNITS   FAIR VALUE #   EQUITY    RATIO*    RATIO**    RETURN***
                                                  ------  ------------  --------  --------  ----------  ---------
FIDELITY VIP EQUITY-INCOME INVESTMENT DIVISION
  2004  Lowest contract charges                      828   $12.523022   $ 10,372    0.65%       1.54%     10.81%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                      862    11.308437      9,745    0.65%       1.84%     29.52%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                      898     8.728219      7,836    0.65%       1.75%    (17.49)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                      928    10.577781      9,817    0.64%       3.01%     (5.57)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
FIDELITY VIP HIGH INCOME INVESTMENT DIVISION
  2004  Lowest contract charges                    4,265    10.066502     42,938    0.65%       8.01%      8.88%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    4,294     9.245416     39,695    0.65%       7.11%     26.44%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    4,321     7.312055     31,595    0.65%      10.64%      2.77%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    4,348     7.114745     30,933    0.64%      15.09%    (12.30)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
HARTFORD BOND INVESTMENT DIVISION
  2004  Lowest contract charges                    4,417    14.551281     64,273    0.65%       4.62%      3.94%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    4,446    13.999108     62,242    0.65%       4.05%      7.16%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    4,475    13.065319     58,461    0.65%       4.04%      9.37%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    4,502    11.945967     53,784    0.64%       4.60%      7.98%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --

_____________________________________ SA-24 ____________________________________

                                                                        CONTRACT            INVESTMENT
                                                              UNIT      OWNERS'   EXPENSE     INCOME      TOTAL
                                                  UNITS   FAIR VALUE #   EQUITY    RATIO*    RATIO**    RETURN***
                                                  ------  ------------  --------  --------  ----------  ---------
HARTFORD CAPITAL APPRECIATION INVESTMENT DIVISION
  2004  Lowest contract charges                    2,475   $18.608820   $ 46,049    0.65%       0.35%     18.59%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    2,487    15.691795     39,031    0.65%       0.62%     41.43%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    2,503    11.093099     27,771    0.65%       0.63%    (20.22)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    2,516    13.904635     34,987    0.64%       0.61%     (7.54)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
HARTFORD MONEY MARKET INVESTMENT DIVISION
  2004  Lowest contract charges                    1,252    11.391100     14,263    0.65%       0.72%      0.29%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    9,866    11.358400    112,064    0.65%       0.76%      0.09%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                   10,380    11.347583    117,790    0.64%       1.35%      0.81%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                     --        --           --       --         --         --
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
JANUS ASPEN FLEXIBLE INCOME INVESTMENT DIVISION
  2004  Lowest contract charges                    8,867    13.585950    120,470    0.65%       6.39%      3.04%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    6,746    13.185777     88,950    0.65%       4.37%      5.54%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    1,760    12.493946     21,988    0.65%       2.96%      9.44%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    1,797    11.416042     20,515    0.65%       4.62%      6.79%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --

_____________________________________ SA-25 ____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

                                                                        CONTRACT            INVESTMENT
                                                              UNIT      OWNERS'   EXPENSE     INCOME      TOTAL
                                                  UNITS   FAIR VALUE #   EQUITY    RATIO*    RATIO**    RETURN***
                                                  ------  ------------  --------  --------  ----------  ---------
JPMORGAN INTERNATIONAL OPPORTUNITIES INVESTMENT DIVISION
  2004  Lowest contract charges                    1,392   $11.612233   $ 16,164    0.65%       0.57%     17.60%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    1,399     9.874176     13,816    0.65%       0.83%     31.57%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    1,408     7.504012     10,567    0.65%       0.46%    (18.84)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    1,415     9.245592     13,086    0.64%       0.65%    (19.66)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
JPMORGAN U.S.LARGE CAP CORE EQUITY INVESTMENT DIVISION
  2004  Lowest contract charges                    1,559     9.283532     14,470    0.65%       0.76%      8.78%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    1,567     8.534498     13,371    0.65%       0.75%     27.33%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    1,577     6.703818     10,570    0.65%       0.05%    (25.11)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    1,585     8.951874     14,187    0.64%       0.45%    (12.48)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
MFS HIGH INCOME INVESTMENT DIVISION
  2004  Lowest contract charges                   10,758    12.376913    133,153    0.65%       3.38%      8.44%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    5,501    11.413530     62,788    0.65%       2.24%     17.17%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    1,897     9.739038     18,478    0.65%       6.85%      1.90%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    3,826     9.557494     36,566    0.64%       8.94%      1.41%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --

_____________________________________ SA-26 ____________________________________

                                                                        CONTRACT            INVESTMENT
                                                              UNIT      OWNERS'   EXPENSE     INCOME      TOTAL
                                                  UNITS   FAIR VALUE #   EQUITY    RATIO*    RATIO**    RETURN***
                                                  ------  ------------  --------  --------  ----------  ---------
MORGAN STANLEY CORE PLUS FIXED INCOME INVESTMENT DIVISION
  2004  Lowest contract charges                    3,455   $13.621830   $ 47,066    0.65%       3.77%      3.69%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    3,478    13.137114     45,691    0.65%       0.06%      3.96%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    3,500    12.636618     44,230    0.65%       3.66%      6.63%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    3,522    11.850746     41,736    0.64%       3.96%      8.61%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
MORGAN STANLEY EMERGING MARKETS EQUITY INVESTMENT DIVISION
  2004  Lowest contract charges                      843    17.559410     14,809    0.65%       0.66%     22.32%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                      848    14.355895     12,170    0.65%      --         48.67%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                      853     9.654221      8,237    0.65%      --         (9.49)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                      858    10.666356      9,147    0.64%      --         (7.10)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
MORGAN STANLEY GLOBAL VALUE EQUITY INVESTMENT DIVISION
  2004  Lowest contract charges                    2,589    13.225280     34,245    0.65%       0.75%     12.80%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    2,603    11.724266     30,515    0.65%      --         28.15%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    2,620     9.150365     23,970    0.65%       1.19%    (17.40)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    2,633    11.078449     29,169    0.64%       0.99%     (7.64)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --

_____________________________________ SA-27 ____________________________________

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 OMNISOURCE
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

                                                                        CONTRACT            INVESTMENT
                                                              UNIT      OWNERS'   EXPENSE     INCOME      TOTAL
                                                  UNITS   FAIR VALUE #   EQUITY    RATIO*    RATIO**    RETURN***
                                                  ------  ------------  --------  --------  ----------  ---------
NEUBERGER BERMAN AMT BALANCED INVESTMENT DIVISION
  2004  Lowest contract charges                    1,631   $11.515828   $ 18,780    0.65%       1.22%      8.60%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2003  Lowest contract charges                    1,698    10.603889     18,003    0.65%       1.74%     15.55%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2002  Lowest contract charges                    1,768     9.178901     16,225    0.65%       2.57%    (17.69)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --
  2001  Lowest contract charges                    1,827    11.151335     20,376    0.64%       0.88%    (13.92)%
        Highest contract charges                    --        --           --       --         --         --
        Remaining contract charges                  --        --           --       --         --         --

  * This represents the annualized contract expenses of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.
*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

  #  Rounded unit values.

Summary of the Account's expense charges, including Mortality and Expense risk charges, and Administrative charges. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

The Company, will make certain deductions, 0.65% on annual basis, of the contract's value for mortality and expense risks undertaken by the Company.

These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

The Company, will make certain deductions, $10.00 per coverage month for administrative services provided by the Company.

These charges are a redemption of units.

_____________________________________ SA-28 ____________________________________

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    -----------------------------------------------------------------------

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (collectively, the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 of the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

Deloitte & Touche LLP
Hartford, Connecticut
February 24, 2005

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                          ------------------------
                                                           2004     2003     2002
                                                          ------------------------
                                                               (In millions)
 REVENUES
   Fee income                                             $2,592   $2,169   $2,079
   Earned premiums and other                                 484      934      574
   Net investment income                                   2,470    1,764    1,572
   Net realized capital gains (losses)                       129        1     (276)
                                                          ------------------------
                                     TOTAL REVENUES        5,675    4,868    3,949
                                                          ------------------------
 BENEFITS, CLAIMS AND EXPENSES
   Benefits, claims and claim adjustment expenses          3,111    2,726    2,275
   Insurance expenses and other                              709      625      650
   Amortization of deferred policy acquisition
    costs and present value of future profits                814      660      531
   Dividends to policyholders                                 29       63       65
                                                          ------------------------
                TOTAL BENEFITS, CLAIMS AND EXPENSES        4,663    4,074    3,521
                                                          ------------------------
   Income before income tax expense and cumulative
    effect of accounting changes                           1,012      794      428
   Income tax expense                                         29      168        2
   Income before cumulative effect of accounting
    changes                                                  983      626      426
   Cumulative effect of accounting changes, net of
    tax                                                      (18)      --       --
                                                          ------------------------
                                         NET INCOME       $  965   $  626   $  426
                                                          ------------------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                         AS OF DECEMBER 31,
                                                      -------------------------
                                                         2004          2003
                                                      -------------------------
                                                      (In millions, except for
                                                             share data)
 ASSETS
   Investments
   Fixed maturities, available for sale, at fair
    value (amortized cost of $40,479 and $28,511)      $ 42,691      $ 30,085
   Equity securities, available for sale, at fair
    value (cost of $171 and $78)                            179            85
   Equity securities, held for trading, at fair
    value                                                     1            --
   Policy loans, at outstanding balance                   2,617         2,470
   Other investments                                      1,083           639
                                                      -------------------------
                                  TOTAL INVESTMENTS      46,571        33,279
                                                      -------------------------
   Cash                                                     216            96
   Premiums receivable and agents' balances                  20            17
   Reinsurance recoverables                               1,460         1,297
   Deferred policy acquisition costs and present
    value of future profits                               6,453         6,088
   Deferred income taxes                                   (638)         (486)
   Goodwill                                                 186           186
   Other assets                                           1,562         1,238
   Separate account assets                              139,812       130,225
                                                      -------------------------
                                       TOTAL ASSETS    $195,642      $171,940
                                                      -------------------------
 LIABILITIES
   Reserve for future policy benefits                  $  7,244      $  6,518
   Other policyholder funds                              37,493        25,263
   Other liabilities                                      3,844         3,330
   Separate account liabilities                         139,812       130,225
                                                      -------------------------
                                  TOTAL LIABILITIES     188,393       165,336
                                                      -------------------------
 COMMITMENTS AND CONTINGENT LIABILITIES, NOTE 11
 STOCKHOLDER'S EQUITY
   Common stock -- 1,000 shares authorized, issued
    and outstanding, par value $5,690                         6             6
   Capital surplus                                        2,240         2,240
   Accumulated other comprehensive income
     Net unrealized capital gains on securities,
      net of tax                                            940           711
     Foreign currency translation adjustments                (1)           (1)
                                                      -------------------------
       TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME         939           710
                                                      -------------------------
   Retained earnings                                      4,064         3,648
                                                      -------------------------
                         TOTAL STOCKHOLDER'S EQUITY       7,249         6,604
                                                      -------------------------
         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY    $195,642      $171,940
                                                      -------------------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                        Accumulated Other
                                                                   Comprehensive Income (Loss)
                                                            ------------------------------------------
                                                                 Net         Net (Loss)
                                                             Unrealized       Gain on
                                                            Capital Gains    Cash Flow       Foreign
                                                             (Losses) on      Hedging       Currency                    Total
                                         Common   Capital    Securities,    Instruments,   Translation   Retained   Stockholder's
                                         Stock    Surplus    Net of Tax      Net of Tax    Adjustments   Earnings      Equity
                                         ----------------------------------------------------------------------------------------
                                                                              (In millions)
 2004
 Balance, December 31, 2003                $6     $2,240       $  728           $ (17)         $(1)       $3,648       $6,604
 Comprehensive income
   Net income                                                                                                965          965
 Other comprehensive income,
  net of tax (1)
   Cumulative effect of
    accounting change                                             292                                                     292
   Net change in unrealized
    capital gains (losses) on
    securities (2)                                                104                                                     104
   Net loss on cash flow
    hedging instruments                                                          (167)                                   (167)
 Total other comprehensive
  income                                                                                                                  229
   Total comprehensive income                                                                                           1,194
 Dividends declared                                                                                         (549)        (549)
                                         ----------------------------------------------------------------------------------------
     BALANCE, DECEMBER 31, 2004            $6     $2,240       $1,124           $(184)         $(1)       $4,064       $7,249
                                         ----------------------------------------------------------------------------------------
 2003
 Balance, December 31, 2002                $6     $2,041       $  463           $ 111          $(1)       $3,197       $5,817
 Comprehensive income
   Net income                                                                                                626          626
 Other comprehensive income,
  net of tax (1)
   Net change in unrealized
    capital gains (losses) on
    securities (2)                                                265                                                     265
   Net loss on cash flow
    hedging instruments                                                          (128)                                   (128)
 Total other comprehensive
  income                                                                                                                  137
   Total comprehensive income                                                                                             763
 Capital contribution from
  parent                                             199                                                                  199
 Dividends declared                                                                                         (175)        (175)
                                         ----------------------------------------------------------------------------------------
     BALANCE, DECEMBER 31, 2003            $6     $2,240       $  728           $ (17)         $(1)       $3,648       $6,604
                                         ----------------------------------------------------------------------------------------
 2002
 Balance, December 31, 2001                $6     $1,806       $  114           $  63          $(2)       $2,771       $4,758
 Comprehensive income
   Net income                                                                                                426          426
 Other comprehensive income,
  net of tax (1)
   Net change in unrealized
    capital gains (losses) on
    securities (2)                                                349                                                     349
   Net gain on cash flow
    hedging instruments                                                            48                                      48
   Cumulative translation
    adjustments                                                                                  1                          1
 Total other comprehensive
  income                                                                                                                  398
   Total comprehensive income                                                                                             824
 Capital contribution from
  parent                                             235                                                                  235
                                         ----------------------------------------------------------------------------------------
     BALANCE, DECEMBER 31, 2002            $6     $2,041       $  463           $ 111          $(1)       $3,197       $5,817
                                         ----------------------------------------------------------------------------------------

(1) Net change in unrealized capital gain on securities is reflected net of tax and other items of $56, $143, and $188 for the years ended December 31, 2004, 2003 and 2002, respectively. Net (loss) gain on cash flow hedging instruments is net of tax (benefit) provision of $(90), $(69) and $26 for the years ended December 31, 2004, 2003 and 2002, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $78, and $(170) for the years ended December 31, 2004, and 2002, respectively. There were no reclassification adjustments for after-tax gains (losses) realized in net income for the year ended
    December 31, 2003.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                      ---------------------------
                                                       2004      2003      2002
                                                      ---------------------------
                                                             (In millions)
 OPERATING ACTIVITIES
   Net income                                         $   965   $   626   $   426
   Adjustments to reconcile net income to net cash
    provided by operating activities
   Net realized capital (gains) losses                   (129)       (1)      276
   Cumulative effect of accounting changes, net of
    tax                                                    18        --        --
   Amortization of deferred policy acquisition
    costs and present value of future profits             814       660       531
   Additions to deferred policy acquisition costs
    and present value of future Profits                (1,375)   (1,319)     (987)
   Depreciation and amortization                           43       117        19
   Increase in premiums receivable and agents'
    balances                                               (3)       (2)       (5)
   (Decrease) increase in other liabilities                (7)      299       (61)
   Change in receivables, payables, and accruals         (205)      227         2
   Increase (decrease) in accrued tax                      34       (67)       76
   (Increase) decrease in deferred income tax             (55)       65        23
   Amortization of sales inducements                       30        68        67
   Additions to deferred sales inducements               (141)     (136)     (106)
   Increase in future policy benefits                     726       794       560
   Increase in reinsurance recoverables                   (15)       (1)     (127)
   Decrease (increase) in other assets                     55      (109)      (83)
                                                      ---------------------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES       755     1,221       611
                                                      ---------------------------
 INVESTING ACTIVITIES
   Purchases of investments                           (17,192)  (13,628)  (12,470)
   Sales of investments                                13,306     6,676     5,781
   Maturity and principal paydowns of fixed
    maturity investments                                2,971     3,233     2,266
   Other                                                   --        85        --
                                                      ---------------------------
             NET CASH USED FOR INVESTING ACTIVITIES      (915)   (3,634)   (4,423)
                                                      ---------------------------
 FINANCING ACTIVITIES
   Capital contributions                                   --       199       235
   Dividends paid                                        (549)     (175)       --
   Net receipts from investment and universal
    life-type contracts charged against
    policyholder accounts                                 829     2,406     3,567
                                                      ---------------------------
          NET CASH PROVIDED BY FINANCING ACTIVITIES       280     2,430     3,802
                                                      ---------------------------
   Net increase (decrease) in cash                        120        17       (10)
   Impact of foreign exchange                              --        --         2
   Cash -- beginning of year                               96        79        87
                                                      ---------------------------
   Cash -- end of year                                $   216   $    96   $    79
                                                      ---------------------------
 Supplemental Disclosure of Cash Flow Information:
   Net Cash Paid (received) During the Year for:
   Income taxes                                       $    42   $    35   $    (2)

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

 -----------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

These Consolidated Financial Statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI"), Hartford International Life Reassurance Corporation ("HLRe") and Servus Life Insurance Company, formerly Royal Life Insurance Company of America. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct subsidiary of Hartford Holdings, Inc., a direct subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, and (d) corporate owned life insurance.

NOTE 2. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States, which differ materially from the accounting prescribed by various insurance regulatory authorities. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated.

In 2004, the Company sponsored and purchased an investment interest in a synthetic collateralized loan obligation transaction, a variable interest entity ("VIE") for which the Company determined itself to be the primary beneficiary. Accordingly, the assets, liabilities and results of operations of the entity are included in the Company's consolidated financial statements. For further discussion of the synthetic collateralized loan transaction see Note 4.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining reserves, deferred policy acquisition costs, valuation of investments and evaluation of other-than-temporary impairments, income taxes and contingencies.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year classifications.

ADOPTION OF NEW ACCOUNTING STANDARDS

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of SOP 03-1 require:

- Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

- Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

- Reporting and measuring the Company's interest in its separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

- Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

SOP 03-1 was effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application, January 1, 2004, the cumulative effect of the adoption of SOP 03-1 on net income and other comprehensive income was comprised of the following individual impacts shown net of income tax benefit of $10:

                                                                                          Other
                                                                                      Comprehensive
        Components of Cumulative Effect of Adoption                  Net Income          Income
                                                                     ------------------------------
Establishing GMDB and other benefit reserves for annuity
 contracts                                                              $(50)             $ --
Reclassifying certain separate accounts to general account                30               294
Other                                                                      2                (2)
                                                                     ------------------------------
TOTAL CUMULATIVE EFFECT OF ADOPTION                                     $(18)             $292
                                                                     ------------------------------

In May 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Generally, SFAS No. 150 requires liability classification for two broad classes of financial instruments:
(a) instruments that represent, or are indexed to, an obligation to buy back the issuer's shares regardless of whether the instrument is settled on a net-cash or gross-physical basis and (b) obligations that (i) can be settled in shares but derive their value predominately from another underlying instrument or index (e.g. security prices, interest rates, and currency rates), (ii) have a fixed value, or (iii) have a value inversely related to the issuer's shares. Mandatorily redeemable equity and written options requiring the issuer to buyback shares are examples of financial instruments that should be reported as liabilities under this new guidance. SFAS No. 150 specifies accounting only for certain freestanding financial instruments and does not affect whether an embedded derivative must be bifurcated and accounted for separately. SFAS No. 150 was effective for instruments entered into or modified after May 31, 2003 and for all other instruments beginning with the first interim reporting period beginning after June 15, 2003. Adoption of this statement did not have a material impact on the Company's consolidated financial condition or results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" ("FIN 46"), which required an enterprise to assess whether consolidation of an entity is appropriate based upon its interests in a variable interest entity. A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The initial determination of whether an entity is a VIE shall be made on the date at which an enterprise becomes involved with the entity. An enterprise shall consolidate a VIE if it has a variable interest that will absorb a majority of the VIEs expected losses if they occur, receive a majority of the entity's expected residual returns if they occur or both. FIN 46 was effective immediately for new VIEs established or purchased subsequent to January 31, 2003. For VIEs established or purchased subsequent to January 31, 2003, the adoption of FIN 46 did not have a material impact on the Company's consolidated financial condition or results of operations as there were no material VIEs which required consolidation.

In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaced the previously issued FIN 46 and, subject to certain special provisions, was effective no later than the end of the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN 46R in the fourth quarter of 2003. The adoption of FIN 46R did not result in the consolidation of any material VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS No. 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") and supercedes APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS No. 123R requires all companies to recognize compensation costs for share-based payments to employees based on the grant-date fair value of the award for financial statements for reporting periods beginning after June 15, 2005. The pro forma disclosures previously permitted under SFAS No. 123 will no longer be an alternative to financial statement recognition. The transition methods include prospective and retrospective adoption options. The prospective method requires that compensation expense be recorded for all unvested stock-based awards including those granted prior to adoption of the fair value recognition provisions of SFAS No. 123, at the beginning of the first quarter of adoption of SFAS No. 123R, while the retrospective methods would record compensation expense for all unvested stock-based awards beginning with the first period restated. The Hartford will adopt SFAS No. 123R in the third quarter of fiscal 2005 using the prospective method. In January 2003, The Hartford began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of SFAS No. 123 and therefore, the adoption is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

EITF ISSUE NO. 03-1

In March 2004, the Emerging Issues Task Force ("EITF") reached a final consensus on EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF Issue No. 03-1"). EITF Issue No. 03-1 was effective for periods beginning after June 15, 2004 and adopts a three-step impairment model for securities within its scope. The three-step model must be applied on a security-by-security basis as follows:

Step 1: Determine whether an investment is impaired. An investment is impaired if the fair value of the investment is less than its cost basis.

Step 2: Evaluate whether an impairment is other-than-temporary. For debt securities that cannot be contractually prepaid or otherwise settled in such a way that the investor would not recover substantially all of its cost, an impairment is deemed other-than-temporary if the investor does not have the ability and intent to hold the investment until a forecasted market price recovery or it is probable that the investor will be unable to collect all amounts due according to the contractual terms of the debt security.

Step 3: If the impairment is other-than-temporary, recognize an impairment loss equal to the difference between the investment's cost basis and its fair value.

Subsequent to an other-than-temporary impairment loss, a debt security should be accounted for in accordance with SOP 03-3, "Accounting for Certain Loans and Debt Securities Acquired in a Transfer" ("SOP 03-3"). SOP 03-3 requires that the amount of a security's expected cash flows in excess of the investor's initial cost or amortized cost investment be recognized as interest income on a level-yield basis over the life of the security. EITF Issue No. 03-1 does not replace the impairment guidance for investments accounted for under EITF Issue No. 99-20, "Recognition of Interest Income and Impairments on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF Issue No. 99-20"), however, it requires investors to determine if a security is other-than-temporarily impaired under EITF Issue No. 03-1 if the security is determined not to be other-than-temporarily impaired under EITF Issue No. 99-20.

In September 2004, the FASB staff issued clarifying guidance for comment in FASB Staff Position ("FSP") EITF Issue No. 03-1-a, "Implementation Guidance for the Application of Paragraph 16 of EITF Issue No. 03-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments"', ("FSP Issue No. 03-1-a") and subsequently voted to delay the implementation of the impairment measurement and recognition guidance contained in paragraphs 10-20 of EITF Issue No. 03-1 in order to redeliberate certain aspects of the consensus as well as the implementation guidance included in FSP Issue No. 03-1-a. The disclosure requirements including quantitative and qualitative information regarding investments in an unrealized loss position remain effective and are included in Note 4.

The ultimate impact the adoption of EITF Issue No. 03-1 will have on the Company's consolidated financial condition and results of operations is still unknown. Depending on the nature of the ultimate guidance, adoption of the standard could potentially result in the recognition of unrealized losses, including those declines in value that are attributable to interest rate movements, as other-than-temporary impairments, except those deemed to be minor in nature. As of December 31, 2004, the Company had $154 of total gross unrealized losses. The amount of impairments to be recognized, if any, will depend on the final standard, market conditions and management's intent and ability to hold securities with unrealized losses at the time of the impairment evaluation.

STOCK-BASED COMPENSATION

In January 2003, The Hartford adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock Issued to Employees", and used the prospective transition method. Under the prospective method, stock-based compensation expense is recognized for awards granted or modified after the beginning of the fiscal year in which the change is made. The Hartford expenses all stock-based compensation awards granted after January 1, 2003. The allocated expense to the Company from The Hartford associated with these awards for the year ended December 31, 2003, was immaterial.

All stock-based compensation awards granted or modified prior to January 1, 2003, will continue to be valued using the intrinsic value-based provisions set forth in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees". Under the intrinsic value method, compensation expense is determined on the measurement date, which is the first date on which both the number of shares the employee is entitled to receive and the exercise price are known. Compensation expense, if any, is measured based on the award's intrinsic value, which is the excess of the market price of the stock over the exercise price on the measurement date, and is recognized over the award's vesting period. The expense, including non-option plans, related to stock-based employee compensation included in the determination of net income for the years ended December 31, 2004, 2003 and 2002 is less than that which would have been recognized if the fair value method had been applied to all awards granted since the effective date of SFAS No. 123.

INVESTMENTS

Hartford Life Insurance Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" as defined in SFAS No. 115, "Accounting for Certain Investments in

Debt and Equity Securities" ("SFAS No. 115"). Accordingly, these securities are carried at fair value with the after-tax difference from amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs, reflected in stockholders' equity as a component of accumulated other comprehensive income ("AOCI"). Equity investments classified as "trading", as defined in SFAS No. 115, are recorded at fair value with changes in fair value recorded in net investment income. Policy loans are carried at outstanding balance, which approximates fair value. Other investments primarily consist of limited partnership interests, derivatives and mortgage loans. Limited partnerships are accounted for under the equity method and accordingly the Company's share of partnership earnings are included in net investment income. Derivatives are carried at fair value and mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any.

VALUATION OF FIXED MATURITIES

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: independent third party pricing service market quotations, independent broker quotations or pricing matrices, which use data provided by external sources. With the exception of short-term securities for which amortized cost is predominantly used to approximate fair value, security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from independent pricing services with the remaining unpriced securities submitted to brokers for prices or lastly priced via a pricing matrix.

Prices from independent pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's asset-backed and commercial mortgage-backed securities are priced via broker quotations. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from an independent third party service or an independent broker quotation. The pricing matrix begins with current treasury rates and uses credit spreads and issuer-specific yield adjustments received from an independent third party source to determine the market price for the security. The credit spreads incorporate the issuer's credit rating as assigned by a nationally recognized rating agency and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third-party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2004 and 2003, primarily consisted of non-144A private placements and have an average duration of 4.7 and 4.3, respectively.

The following table identifies the fair value of fixed maturity securities by pricing source as of December 31, 2004 and 2003:

                                                            2004                                    2003
                                            -----------------------------------------------------------------------------
                                                                       Percentage                              Percentage
                                             General Account Fixed      of Total     General Account Fixed      of Total
                                            Maturities at Fair Value   Fair Value   Maturities at Fair Value   Fair Value
                                            -----------------------------------------------------------------------------
Priced via independent market
 quotations                                         $34,429               80.6%             $24,557               81.6%
Priced via broker quotations                          3,074                7.2%               2,037                6.8%
Priced via matrices                                   3,508                8.2%               2,129                7.1%
Priced via other methods                                 61                0.2%                 151                0.5%
Short-term investments [1]                            1,619                3.8%               1,211                4.0%
                                            -----------------------------------------------------------------------------
                          TOTAL [2]                 $42,691              100.0%             $30,085              100.0%
                                            -----------------------------------------------------------------------------

    (1) Short-term investments are primarily valued at amortized cost, which approximates fair value.

    (2) Effective January 1, 2004, guaranteed separate account assets were included with general account assets as a result of adopting SOP 03-1.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

OTHER-THAN-TEMPORARY IMPAIRMENTS

One of the significant estimations inherent in the valuation of investments is the evaluation of other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. The Company's accounting policy requires that a decline in the value of a security below its amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20 ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost, (b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. Non-EITF Issue No. 99-20 securities depressed by twenty percent or more for six months are presumed to be other-than-temporarily impaired unless significant objective verifiable evidence supports that the security price is temporarily depressed and is expected to recover within a reasonable period of time. The evaluation of non-EITF Issue No. 99-20 securities depressed more than ten percent is documented and discussed quarterly by the committee.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its carrying amount and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment charge is recognized. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from current estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Once an impairment charge has been recorded, the Company then continues to review the other-than-temporarily impaired securities for additional other-than-temporary impairments. The ultimate completion of EITF Issue No. 03-1 may impact the Company's current other-than-temporary impairment evaluation process. (For further discussion of EITF Issue No. 03-1, see the Future Adoption of New Accounting Standards section of Note 2.)

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses, after deducting the life and pension policyholders' share and related amortization of deferred policy acquisition costs for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were less than $1 for the year ended December 31, 2004 and were $1 for the years ended December 31, 2003 and 2002. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them.

NET INVESTMENT INCOME

Interest income from fixed maturities is recognized when earned on a constant effective yield basis based on estimated principal repayments, if applicable. Prepayment fees are recorded in net investment income when earned. The Company stops recognizing interest income when it does not expect to receive amounts in accordance with the contractual terms of the security. Interest income on these investments is recognized only when interest payments are received.

DERIVATIVE INSTRUMENTS

OVERVIEW

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, price or currency exchange rate volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. (For a further discussion of derivative instruments, see the Derivative Instruments section of Note 4.)

The Company's derivative transactions are permitted uses of derivatives under the derivatives use plan filed and/or approved, as applicable, by the State of Connecticut and the State of New York insurance departments. The Company does not make a market or trade in these instruments for the express purpose of earning short-term trading profits.

Accounting and Financial Statement Presentation of
Derivative Instruments and Hedging Activities

Derivatives are recognized on the balance sheet at fair value. Fair value is based upon either independent market quotations or pricing valuation models which utilize independent third party data as inputs. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, in the consolidated balance sheets, excluding embedded derivatives and guaranteed minimum withdrawal benefits ("GMWB") reinsurance contracts. Embedded derivatives are recorded in the consolidated balance sheets with the associated host instrument. GMWB reinsurance contract amounts are recorded in reinsurance recoverables in the consolidated balance sheets.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency, fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation or (5) held for other investment and risk management activities, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

FAIR-VALUE HEDGES

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic derivative net coupon settlements are recorded in net investment income.

CASH-FLOW HEDGES

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the hedged item is recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

FOREIGN-CURRENCY HEDGES

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

NET INVESTMENT IN A FOREIGN OPERATION HEDGES

Changes in fair-value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete or substantially complete liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk or enhance income, and do not receive hedge accounting treatment. Changes in the fair value, including periodic net coupon settlements, of derivative instruments held for other investment and risk management purposes are reported in current period earnings as net realized capital gains and losses.

HEDGE DOCUMENTATION AND EFFECTIVENESS TESTING

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated change in value of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking all derivatives that are designated as fair-value, cash-flow, foreign-currency or net-investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Depending on the hedging strategy, quantitative methods may include the "Change in Variable Cash Flows Method," the "Change in Fair Value Method" and the "Hypothetical Derivative Method". In addition, certain hedging relationships are considered highly effective if the changes in the fair value or discounted cash flows of the hedging instrument are within a ratio of 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. If it is determined that a derivative is no longer highly effective as a hedge, the Company discontinues hedge accounting in the period in which the derivative became ineffective and prospectively, as discussed below under discontinuance of hedge accounting.

DISCONTINUANCE OF HEDGE ACCOUNTING

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument, because it is unlikely that a forecasted transaction will occur; or (3) the derivative expires or is sold, terminated, or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are amortized into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

EMBEDDED DERIVATIVES

The Company purchases financial instruments and issues products, such as GMWB, that contain a derivative instrument that is embedded in the financial instruments or products. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

CREDIT RISK

The Company's derivatives counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. By using derivative instruments, the Company is exposed to credit risk, which is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. When the fair value of a derivative contract is positive, this indicates that the counterparty owes the Company, and, therefore, exposes the Company to credit risk. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and then collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds exposure policy thresholds. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties that are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits the right of offset. In addition, the Company periodically enters into swap agreements in which the Company assumes credit exposure from a single entity, referenced index or asset pool.

PRODUCT DERIVATIVES AND RISK MANAGEMENT

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. It is carried at fair value and reported in other policyholder funds. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the policyholder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the policyholder for the GMWB over the Attributed Fees are associated with the host variable annuity contract and recorded in fee income.

For contracts issued prior to July 2003, the Company has a reinsurance arrangement in place to offset its exposure to the GMWB. This arrangement is recognized as a derivative and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to the reinsured GMWB are recorded in net realized capital gains and losses. As of July 2003, the Company had substantially exhausted all of its reinsurance capacity with respect to contracts issued after July 2003. Substantially all new contracts with the GMWB are covered by a reinsurance arrangement with a related party. For further discussion of this arrangement, see Note 15 of Notes to Consolidated Financial Statements.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Policy acquisition costs include commissions and certain other expenses that vary with and are primarily associated with acquiring business. Present value of future profits is an intangible asset recorded upon applying purchase accounting in an acquisition of a life insurance company. Deferred policy acquisition costs and the present value of future profits intangible asset are amortized in the same way. Both are amortized over the estimated life of the contracts acquired, usually 20 years. Within the following discussion, deferred policy acquisition costs and the present value of future profits intangible asset will be referred to as "DAC". At December 31, 2004 and 2003, the carrying value of the Company's DAC was $6.5 billion and $6.1 billion, respectively. For statutory accounting purposes, such costs are expensed as incurred.

DAC related to traditional policies are amortized over the premium-paying period in proportion to the present value of annual expected premium income. DAC related to investment contracts and universal life-type contracts are deferred and amortized using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"), arising principally from projected investment, mortality and expense margins and surrender charges. The attributable portion of the DAC amortization is allocated to realized gains and losses on investments. The DAC balance is also adjusted through other comprehensive income by an amount that represents the amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had unrealized gains and losses on investments been realized. Actual gross profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization.

The Company regularly evaluates its EGPs to determine if actual experience or other evidence suggests that earlier estimates should be revised. In the event that the Company were to revise its EGPs, the cumulative DAC amortization would be adjusted to reflect such revised EGPs in the period the revision was determined to be necessary. Several assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, estimated interest spread and estimated mortality. The separate account fund performance assumption is critical to the development of the EGPs related to the Company's variable annuity and to a lesser extent, variable universal life insurance businesses. The average annual long-term rate of assumed separate account fund performance (before mortality and expense charges) used in estimating gross profits for the variable annuity and variable universal life business was 9% for the years ended December 31, 2004 and 2003. For other products including fixed annuities and other universal life-type contracts, the average assumed investment yield ranged from 5.7% to 7.9% for both years ended December 31, 2004 and 2003.

The Company had developed models to evaluate its DAC asset, which allowed it to run a large number of stochastically determined scenarios of separate account fund performance. These scenarios were then utilized to calculate a statistically significant range of reasonable estimates of EGPs. This range was then compared to the present value of EGPs currently utilized in the DAC amortization model. As of December 31, 2004, the present value of the EGPs utilized in the DAC amortization model fall within a reasonable range of statistically calculated present value of EGPs. As a result, the Company does not believe there is sufficient evidence to suggest that a revision to the EGPs (and therefore, a revision to the DAC) as of December 31, 2004 is necessary; however, if in the future the EGPs utilized in the DAC amortization model were to exceed the margin of the reasonable range of statistically calculated EGPs, a revision could be necessary.

Additionally, the Company continues to perform analyses with respect to the potential impact of a revision to future EGPs. If such a revision to EGPs were deemed necessary, the Company would adjust, as appropriate, all of its assumptions for products accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 97, 'Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments', and reproject its future EGPs based on current account values at the end of the quarter in which a revision is deemed to be necessary.

Aside from absolute levels and timing of market performance assumptions, additional factors that will influence the determination to adjust assumptions include the degree of volatility in separate account fund performance and shifts in asset allocation within the separate account made by policyholders. The overall return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index (which closed at 1,212 on December 31, 2004), although no assurance can be provided that this correlation will continue in the future.

The overall recoverability of the DAC asset is dependent on the future profitability of the business. The Company tests the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced another significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid claims and future policy benefits. Liabilities for unpaid claims include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid claims and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as sex, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract. Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for investment and universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. The Company's traditional life and group disability products are classified as long duration contracts, and premiums are recognized as revenue when due from policyholders.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. Gains and losses on foreign currency transactions are reflected in earnings. The national currencies of the international operations are their functional currencies.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance inforce accounted for 5%, 6%, and 6% as of December 31, 2004, 2003 and 2002, respectively, of total life insurance in force. Dividends to policyholders were $29, $63, and $65 for the years ended December 31, 2004, 2003 and 2002, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholders' equity by a charge to operations and a credit to a liability.

REINSURANCE

Written premiums, earned premiums and incurred insurance losses and loss adjustment expense all reflect the net effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to our acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance means other insurance companies have agreed to share certain risks the Company has underwritten. Reinsurance accounting is followed for assumed and ceded transactions when the risk transfer provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

NOTE 3. SEGMENT INFORMATION

The Company has changed its reportable operating segments in 2004 from Investment Products, Individual Life and Corporate Owned Life Insurance ("COLI") to Retail Products ("Retail"), Institutional Solutions ("Institutional") and Individual Life. Retail offers individual variable and fixed annuities, retirement plan products and services to corporations under Section 401(k) plans and other investment products. Institutional primarily offers retirement plan products and services to municipalities under Section 457 plans, other institutional investment products, structured settlements, and private placement life insurance (formerly COLI). Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life insurance. Hartford Life Insurance Company also includes in an Other category net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and net realized capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocable to any of its reportable operating segments, intersegment eliminations as well as certain group benefit products including group life and group disability insurance that is directly written by the Company and is substantially ceded to its direct parent HLA. Periodic net coupon settlements on non-qualifying derivatives and net realized capital gains are reflected in each applicable segment in net realized capital gains and losses.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 2. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. The Company charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues primarily occur between the Other category and the operating segments. These amounts primarily include interest income on allocated surplus, interest charges on excess separate account surplus, the allocation of net realized capital gains and losses and the allocation of credit risk charges. Each operating segment is allocated corporate surplus as needed to support its business. Portfolio management is a corporate function and net realized capital gains and losses on invested assets are recognized in the Other category. Those net realized capital gains and losses that are interest rate related are subsequently allocated back to the operating segments in future periods, with interest, over the average estimated duration of the operating segment's investment portfolios, through an adjustment to each respective operating segment's net investment income, with an offsetting adjustment in the Other category. Credit related net capital losses are retained by the Other category. However, in exchange for retaining credit related losses, the Other category charges each operating segment a "credit-risk" fee through net investment income. The "credit-risk" fee covers fixed income assets included in each operating segment's general account and guaranteed separate accounts. The "credit-risk" fee is based upon historical default rates in the corporate bond market, the Company's actual default experience and estimates of future losses. The Company's revenues are primarily derived from customers within the United States. The Company's long-lived assets primarily consist of deferred policy acquisition costs and deferred tax assets from within the United States. The following tables present summarized financial information concerning the Company's segments.

                                                                          For the years ended
                                                                              December 31,
                                                                     ------------------------------
                                                                      2004        2003        2002
                                                                     ------------------------------
TOTAL REVENUES
  Retail Products Group
    Individual Annuities                                             $2,481      $1,656      $1,451
    Other                                                               145         118         105
      Total Retail Products Group                                     2,626       1,774       1,556
  Institutional Solutions Group                                       1,820       2,082       1,730
  Individual Life                                                       957         893         858
  Other                                                                 272         119        (195)
                                                                     ------------------------------
                                              TOTAL REVENUES         $5,675      $4,868      $3,949
                                                                     ------------------------------
NET INVESTMENT INCOME
  Retail Products Group                                              $1,079      $  493      $  367
  Institutional Solutions Group                                       1,044         976         958
  Individual Life                                                       267         222         224
  Other                                                                  80          73          23
                                                                     ------------------------------
                                 TOTAL NET INVESTMENT INCOME         $2,470      $1,764      $1,572
                                                                     ------------------------------
AMORTIZATION OF DAC
  Retail Products Group                                              $  608      $  462      $  377
  Institutional Solutions Group                                          37          33           8
  Individual Life                                                       169         165         146
                                                                     ------------------------------
                                   TOTAL AMORTIZATION OF DAC            814         660         531
                                                                     ------------------------------
INCOME TAX EXPENSE (BENEFIT)
  Retail Products Group                                              $   43      $   30      $   55
  Institutional Solutions Group                                          40          57          46
  Individual Life                                                        69          64          59
  Other                                                                (123)         17        (158)
                                                                     ------------------------------
                                    TOTAL INCOME TAX EXPENSE         $   29      $  168      $    2
                                                                     ------------------------------
NET INCOME (LOSS)
  Retail Products Group                                              $  392      $  341      $  280
  Institutional Solutions Group                                         105         119          94
  Individual Life                                                       141         134         116
  Other                                                                 327          32         (64)
                                                                     ------------------------------
                                            TOTAL NET INCOME         $  965      $  626      $  426
                                                                     ------------------------------

[1] The Company includes tax benefits reflecting the impact of audit settlements of $191, $0, and $76 for the years ended December 31, 2004, 2003, and 2002, respectively.

                                                                          December 31,
                                                                     ----------------------
                                                                       2004          2003
                                                                     ----------------------
ASSETS
  Retail Products Group                                              $121,255      $106,058
  Institutional Solutions Group                                        57,983        51,212
  Individual Life                                                      11,425        10,555
  Other                                                                 4,979         4,115
                                                                     ----------------------
                                                TOTAL ASSETS         $195,642      $171,940
                                                                     ----------------------
DAC
  Retail Products Group                                              $  4,474      $  4,271
  Institutional Solutions Group                                           159           106
  Individual Life                                                       1,809         1,689
  Other                                                                    11            22
                                                                     ----------------------
                                                   TOTAL DAC         $  6,453      $  6,088
                                                                     ----------------------
RESERVE FOR FUTURE POLICY BENEFITS
  Retail Products Group                                              $    732      $    495
  Institutional Solutions Group                                         4,845         4,356
  Individual Life                                                         538           533
  Other                                                                 1,129         1,134
                                                                     ----------------------
                    TOTAL RESERVE FOR FUTURE POLICY BENEFITS         $  7,244      $  6,518
                                                                     ----------------------
OTHER POLICYHOLDER FUNDS
  Retail Products Group                                              $ 19,395      $  9,777
  Institutional Solutions Group                                        13,447        12,059
  Individual Life                                                       4,150         3,428
  Other                                                                   501            (1)
                                                                     ----------------------
                              TOTAL OTHER POLICYHOLDER FUNDS         $ 37,493      $ 25,263
                                                                     ----------------------

NOTE 4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                                                          For the years ended
                                                                              December 31,
                                                                     ------------------------------
                                                                      2004        2003        2002
                                                                     ------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities                                                     $2,122      $1,425      $1,235
Policy loans                                                            183         207         251
Other investments                                                       195         152         103
Gross investment income                                               2,500       1,784       1,589
Less: Investment expenses                                                30          20          17
                                                                     ------------------------------
                                       NET INVESTMENT INCOME         $2,470      $1,764      $1,572
                                                                     ------------------------------

COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                     $  168      $   (6)     $ (285)
Equity securities                                                         7          (7)         (4)
Periodic net coupon settlements on non-qualifying
 derivatives                                                              4          29          13
Other [1]                                                               (50)        (16)         (1)
Change in liability to policyholders for net realized
 capital gains                                                           --           1           1
                                                                     ------------------------------
                         NET REALIZED CAPITAL GAINS (LOSSES)         $  129      $    1      $ (276)

[1] Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivate instruments, as well as, the amortization of deferred acquisition costs.

COMPONENTS OF UNREALIZED GAINS (LOSSES) ON
 AVAILABLE-FOR-SALE EQUITY SECURITIES
Gross unrealized gains                                               $   11      $   11      $    2
Gross unrealized losses                                                  (3)         (4)        (19)
                                                                     ------------------------------
Net unrealized gains (losses)                                             8           7         (17)
Deferred income taxes and other items                                     3           2          (6)
                                                                     ------------------------------
Net unrealized gains (losses), net of tax                                 5           5         (11)
Balance -- beginning of year                                              5         (11)         (6)
                                                                     ------------------------------
    CHANGE IN UNREALIZED GAINS (LOSSES) ON EQUITY SECURITIES         $   --      $   16      $   (5)
                                                                     ------------------------------

                                                                          For the years ended
                                                                              December 31,
                                                                     ------------------------------
                                                                      2004        2003        2002
                                                                     ------------------------------
COMPONENTS OF UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES
Gross unrealized gains                                               $2,363      $1,715      $1,389
Gross unrealized losses                                                (151)       (141)       (278)
Net unrealized gains credited to policyholders                          (20)        (63)        (58)
                                                                     ------------------------------
Net unrealized gains                                                  2,192       1,511       1,053
Deferred income taxes and other items                                 1,073         788         579
                                                                     ------------------------------
Net unrealized gains, net of tax                                      1,119         723         474
Balance -- beginning of year                                            723         474         120
                                                                     ------------------------------
     CHANGE IN UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES         $  396      $  249      $  354
                                                                     ------------------------------

COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                           As of December 31, 2004
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                  Gross
                                                      Cost         Unrealized Gains      Unrealized Losses      Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
  Asset-backed securities ("ABS")                    $ 5,881            $   72                 $ (61)            $ 5,892
  Collateralized mortgage obligations
   ("CMOs")
   Agency backed                                         834                 9                    (3)                840
  Non-agency backed                                       48                --                    --                  48
Commercial mortgage-backed securities
 ("CMBS")
  Agency backed                                           54                --                    --                  54
  Non-agency backed                                    7,336               329                   (17)              7,648
  Corporate                                           21,066             1,826                   (57)             22,835
Government/Government agencies
  Foreign                                                649                60                    (2)                707
  United States                                          774                19                    (4)                789
  Mortgage-backed securities ("MBS") --
   U.S. Government/Government agencies                 1,542                18                    (2)              1,558
  States, municipalities and political
   subdivisions                                          675                30                    (5)                700
  Redeemable preferred stock                               1                --                    --                   1
Short-term investments                                 1,619                --                    --               1,619
                                                    ----------------------------------------------------------------------
                     TOTAL FIXED MATURITIES          $40,479            $2,363                 $(151)            $42,691
                                                    ----------------------------------------------------------------------

                                                                           As of December 31, 2003
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                  Gross
                                                      Cost         Unrealized Gains      Unrealized Losses      Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
  Asset-backed securities ("ABS")                    $ 3,777            $   91                 $ (67)            $ 3,801
  Collateralized mortgage obligations
   ("CMOs")
   Agency backed                                         508                 8                    (2)                514
  Non-agency backed                                       19                --                    --                  19
Commercial mortgage-backed securities
 ("CMBS")
  Agency backed                                           28                --                    --                  28
  Non-agency backed                                    4,853               248                   (14)              5,087
  Corporate                                           15,003             1,273                   (46)             16,230
Government/Government agencies
  Foreign                                                641                55                    (1)                695
  United States                                          641                 8                    (2)                647
  Mortgage-backed securities ("MBS") --
   U.S. Government/Government agencies                 1,523                25                    (2)              1,546
  States, municipalities and political
   subdivisions                                          307                 6                    (7)                306
  Redeemable preferred stock                               1                --                    --                   1
Short-term investments                                 1,210                 1                    --               1,211
                                                    ----------------------------------------------------------------------
                     TOTAL FIXED MATURITIES          $28,511            $1,715                 $(141)            $30,085
                                                    ----------------------------------------------------------------------

Included in the fair value of total fixed maturities as of December 31, 2004 are $11.7 billion of guaranteed separate account assets. Guaranteed separate account assets were reclassified to the general account on January 1, 2004 as a result of the adoption of SOP 03-1. (For further discussion, see the Adoption of New Accounting Standards section of Note 2.)

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2004 by contractual maturity year are shown below. Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities, including MBS and CMOs, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

                                                      Amortized Cost       Fair Value
                                                      -------------------------------
MATURITY
One year or less                                         $ 4,509            $ 4,538
Over one year through five years                          12,977             13,558
Over five years through ten years                         11,743             12,395
Over ten years                                            11,250             12,200
                                                      -------------------------------
                                        TOTAL            $40,479            $42,691
                                                      -------------------------------

NON-INCOME PRODUCING INVESTMENTS
Investments that were non-income producing as of December 31, are as follows:

                                                  2004                     2003
                                         -----------------------------------------------
                                         Amortized                Amortized
                                           Cost      Fair Value     Cost      Fair Value
                                         -----------------------------------------------
SECURITY TYPE
ABS                                         $ 6         $ 5          $ 2         $ 4
CMOs                                          1           1           --          --
Corporate                                     4           7           12          30
                                         -----------------------------------------------
                           TOTAL            $11         $13          $14         $34
                                         -----------------------------------------------

For 2004, 2003 and 2002, net investment income was $11, $17 and $13, respectively, lower than it would have been if interest on non-accrual securities had been recognized in accordance with the original terms of these investments.

SALES OF FIXED MATURITY AND EQUITY SECURITY INVESTMENTS

                                                           For the years ended
                                                              December 31,
                                                     -------------------------------
                                                      2004         2003        2002
                                                     -------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                                        $13,022      $6,205      $5,617
Gross gains                                              311         196         117
Gross losses                                            (125)        (71)        (60)
SALE OF AVAILABLE-FOR-SALE EQUITY SECURITIES
Sale proceeds                                        $    75      $  107      $   11
Gross gains                                               12           4          --
Gross losses                                              (5)         (3)         (3)
                                                     -------------------------------

CONCENTRATION OF CREDIT RISK

The Company is not exposed to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity other than certain U.S. government and government agencies.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. (For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2.) Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2004 and 2003.

The following table presents amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004.

                                                                            2004
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------
                                                    Less Than 12 Months                12 Months or More
                                              -----------------------------------------------------------------
                                              Amortized    Fair    Unrealized   Amortized    Fair    Unrealized
                                                Cost      Value      Losses       Cost      Value      Losses
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------
ABS                                            $1,112     $1,102      $(10)      $  343     $  292      $(51)
CMOs
  Agency backed                                   494        491        (3)           2          2        --
  Non-agency backed                                40         40        --           --         --        --
CMBS
  Agency backed                                    19         19        --           --         --        --
  Non-agency backed                             1,563      1,548       (15)          73         71        (2)
Corporate                                       2,685      2,652       (33)         657        633       (24)
Government/Government agencies
  Foreign                                         116        115        (1)          27         26        (1)
  United States                                   445        442        (3)           7          6        (1)
MBS -- U.S. Government/Government
 agencies                                         398        396        (2)          24         24        --
States, municipalities and political
 subdivisions                                     163        158        (5)           2          2        --
Short-term investments                             11         11        --           --         --        --
                                              -----------------------------------------------------------------
               TOTAL FIXED MATURITIES           7,046      6,974       (72)       1,135      1,056       (79)
Common stock                                       --         --        --            1          1        --
Nonredeemable preferred stock                      19         19        --           39         36        (3)
                                              -----------------------------------------------------------------
                         TOTAL EQUITY              19         19        --           40         37        (3)
                                              -----------------------------------------------------------------
TOTAL TEMPORARILY IMPAIRED SECURITIES          $7,065     $6,993      $(72)      $1,175     $1,093      $(82)
                                              -----------------------------------------------------------------

                                                                                  Total
                                                                     -------------------------------
                                                                     Amortized    Fair    Unrealized
                                                                       Cost      Value      Losses
                                                                     -------------------------------
ABS                                                                   $1,455     $1,394     $ (61)
CMOs
  Agency backed                                                          496        493        (3)
  Non-agency backed                                                       40         40        --
CMBS
  Agency backed                                                           19         19        --
  Non-agency backed                                                    1,636      1,619       (17)
Corporate                                                              3,342      3,285       (57)
Government/Government agencies
  Foreign                                                                143        141        (2)
  United States                                                          452        448        (4)
MBS -- U.S. Government/Government agencies                               422        420        (2)
States, municipalities and political subdivisions                        165        160        (5)
Short-term investments                                                    11         11        --
                                                                     -------------------------------
                                      TOTAL FIXED MATURITIES           8,181      8,030      (151)
Common stock                                                               1          1        --
Nonredeemable preferred stock                                             58         55        (3)
                                                                     -------------------------------
                                                TOTAL EQUITY              59         56        (3)
                                                                     -------------------------------
                       TOTAL TEMPORARILY IMPAIRED SECURITIES          $8,240     $8,086     $(154)
                                                                     -------------------------------

As of December 31, 2004, fixed maturities represented approximately 98% of the Company's total unrealized loss amount, which was comprised of approximately 1,200 different securities. The Company held no securities as of December 31, 2004 that were in an unrealized loss position in excess of $11. There were no fixed maturities or equity securities as of December 31, 2004, with a fair value less than 80% of the security's amortized cost for six continuous months other than certain ABS and CMBS. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2004 that were deemed to be other-than-temporarily impaired.

Securities in an unrealized loss position for less than twelve months were comprised of over 1,000 securities of which 88%, or $63, were comprised of securities with fair value to amortized cost ratios at or greater than 90%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2004 were comprised of approximately 165 securities, with the majority of the unrealized loss amount relating to ABS and corporate fixed maturities within the financial services sector. A description of these events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

ABS -- ABS represents $51 of the securities in an unrealized loss position for twelve months or more. These securities were primarily supported by aircraft lease receivables that had suffered a decrease in value in recent years as a result of a prolonged decline in airline travel, the uncertainty of a potential industry recovery and lack of market liquidity in this sector. Although uncertainty surrounding the stability of domestic airlines continues to weigh heavily on this sector, worldwide travel and aircraft demand appears to be improving, resulting in a modest increase in market prices and greater liquidity in this sector during 2004. As of December 31, 2004, the estimated future cash flows for these securities indicated full recovery and as a result, based on management's intent and ability to hold these securities, the prices of these securities were deemed to be temporarily depressed.

FINANCIAL SERVICES -- Financial services represents approximately $12 of the securities in an unrealized loss position for twelve months or more. These securities are investment grade securities priced at or greater than 90% of amortized cost. As of December 31, 2004, the financial services twelve months or more unrealized loss amount primarily related to variable rate securities with extended maturity dates, which have been adversely impacted by the reduction in forward interest rates after the purchase date, resulting in lower expected cash flows. Unrealized losses for these securities have declined during the year as interest rates have risen. Additional changes in fair value of these securities are primarily dependent on future changes in forward interest rates. The majority of these variable rate securities are currently hedged with interest rate swaps, which convert the variable rate earned on the securities to a fixed amount. The swaps generally receive cash flow hedge accounting treatment and are currently in an unrealized gain position.

The remaining balance of $19 in the twelve months or more unrealized loss category is comprised of approximately 90 securities, substantially all of which were depressed only a minor extent with fair value to amortized cost ratios at or greater than 90% as of December 31, 2004. The decline in market value for these securities is primarily attributable to changes in interest rates.

The following table presents the Company's unrealized loss, fair value and amortized cost for fixed maturity and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003.

                                                                              2003
                                                ----------------------------------------------------------------
                                                ----------------------------------------------------------------
                                                      Less Than 12 Months               12 Months or More
                                                ----------------------------------------------------------------
                                                Amortized    Fair    Unrealized   Amortized   Fair    Unrealized
                                                  Cost      Value      Losses       Cost      Value     Losses
                                                ----------------------------------------------------------------
ABS                                              $  238     $  235      $ (3)       $ 85      $ 84       $ (1)
CMOs
  Agency backed                                     206        204        (2)          1         1         --
  Non-agency backed                                   3          3        --          --        --         --
CMBS
  Non-agency backed                                 527        521        (6)         57        57         --
  Corporate                                       1,296      1,266       (30)        347       331        (16)
Government/Government agencies
  Foreign                                            26         25        (1)         --        --         --
  United States                                     235        233        (2)         --        --         --
MBS -- U.S. Government/Government
 agencies                                           166        164        (2)         --        --         --
States, municipalities and political
 subdivisions                                       160        153        (7)         --        --         --
                                                ----------------------------------------------------------------
                 TOTAL FIXED MATURITIES           2,857      2,804       (53)        490       473        (17)
Common stock                                          2          2        --           3         3         --
Nonredeemable preferred stock                        39         35        (4)         --        --         --
                                                ----------------------------------------------------------------
Total equity                                         41         37        (4)          3         3         --
                                                ----------------------------------------------------------------
             TOTAL TEMPORARILY IMPAIRED
                        SECURITIES [1]           $2,898     $2,841      $(57)       $493      $476       $(17)
                                                ----------------------------------------------------------------

                                                                                  Total
                                                                     -------------------------------
                                                                     Amortized    Fair    Unrealized
                                                                       Cost      Value      Losses
                                                                     -------------------------------
ABS                                                                   $  323     $  319      $ (4)
CMOs
  Agency backed                                                          207        205        (2)
  Non-agency backed                                                        3          3        --
CMBS
  Non-agency backed                                                      584        578        (6)
  Corporate                                                            1,643      1,597       (46)
Government/Government agencies
  Foreign                                                                 26         25        (1)
  United States                                                          235        233        (2)
MBS -- U.S. Government/Government agencies                               166        164        (2)
States, municipalities and political subdivisions                        160        153        (7)
                                                                     -------------------------------
                                      TOTAL FIXED MATURITIES           3,347      3,277       (70)
Common stock                                                               5          5        --
Nonredeemable preferred stock                                             39         35        (4)
                                                                     -------------------------------
Total equity                                                              44         40        (4)
                                                                     -------------------------------
                  TOTAL TEMPORARILY IMPAIRED SECURITIES (1)           $3,391     $3,317      $(74)
                                                                     -------------------------------

[1] Excludes securities subject to EITF Issue No. 99-20 and guaranteed separate account assets.

There were no fixed maturities or equity securities as of December 31, 2003, with a fair value less than 80% of the security's amortized cost for six continuous months. As of December 31, 2003, fixed maturities represented approximately 95% of the Company's unrealized loss amount, which was comprised of approximately 425 different securities. As of December 31, 2003, the Company held no securities presented in the table above that were at an unrealized loss position in excess of $4.2.

The majority of the securities in an unrealized loss position for less than twelve months were depressed due to the rise in long-term interest rates. This group of securities was comprised of approximately 375 securities. Of the less than twelve months total unrealized loss amount $48, or 84%, was comprised of securities with fair value to amortized cost ratios as of December 31, 2003 at or greater than 90%. As of December 31, 2003, $47 of the less than twelve months total unrealized loss amount was comprised of securities in an unrealized loss position for less than six continuous months.

The securities depressed for twelve months or more were comprised of less than 100 securities. Of the twelve months or more unrealized loss amount $15, or 88%, was comprised of securities with fair value to amortized cost ratios as of December 31, 2003 at or greater than 90%.

As of December 31, 2003, the securities in an unrealized loss position for twelve months or more were primarily interest rate related. The sector in the greatest gross unrealized loss position in the table above was financial services, which is included within the corporate category above. A description of the events contributing to the security type's unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

FINANCIAL SERVICES -- Financial services represents approximately $10 of the securities in an unrealized loss position for twelve months or more. All of these positions were priced at or greater than 80% of amortized cost as of December 31, 2003. The financial services securities in an unrealized loss position are primarily investment grade variable rate securities with extended maturity dates, which have been adversely impacted by the reduction in forward interest rates after the purchase date, resulting in lower expected cash flows. Unrealized loss amounts for these securities declined during 2003 as interest rates increased. Additional changes in fair value of these securities are primarily dependent on future changes in forward interest rates. A substantial percentage of these securities are currently hedged with interest rate swaps, which convert the variable rate earned on the securities to a fixed amount. The swaps generally receive cash flow hedge accounting treatment and are currently in an unrealized gain position.

The remaining balance of $7 in the twelve months or more unrealized loss category is comprised of approximately 50 securities with fair value to amortized cost ratios at or greater than 80%.

INVESTMENT MANAGEMENT ACTIVITIES

During 2004, Hartford Investment Management Company issued one and began serving as the collateral asset manager for an additional synthetic collateralized loan obligation ("CLO"), both of which the Company has an investment in. The synthetic CLOs invest in senior secured bank loans through total return swaps ("referenced bank loan portfolios"). The notional value of the referenced bank loan portfolios from the two synthetic CLOs as of December 31, 2004 was approximately $700. The synthetic CLOs issued approximately $135 of notes and preferred shares ("CLO issuances"), approximately $120 of which was to third party investors. The proceeds from the CLO issuances were invested in collateral accounts consisting of high credit quality securities that were pledged to the referenced bank loan portfolios' swap counterparties. Investors in the CLO issuances receive the net proceeds from the referenced bank loan portfolios. Any principal losses incurred by the swap counterparties associated with the referenced bank loan portfolios are borne by the CLO issuances investors through the total return swaps.

Pursuant to the requirements of FIN 46R, the Company has concluded that the two synthetic CLOs are VIEs and that the Company is the primary beneficiary and must consolidate the CLO issued in 2004. Accordingly, the Company has recorded in the consolidated balance sheets $65 of cash and invested assets, total return swaps with a fair value of $3 in other assets, which reference a bank loan portfolio with a maximum notional of $400, and $52 in other liabilities related to the CLO issuances. The total return from the referenced bank loan portfolio of $3 was received via the total return swap and recorded in realized capital gains and losses. Income from the fixed maturity collateral account and CLO issuance investor payments were recorded in net investment income in the consolidated statements of income. The Company's investment in the consolidated synthetic CLO issuance is $14, which is its maximum exposure to loss. In addition, the Company has a $2 preferred share investment in the non-consolidated synthetic CLO issuance, which is its maximum exposure to loss. The investors in the two synthetic CLO issuances have recourse only to the VIE assets and not to the general credit of the Company.

DERIVATIVE INSTRUMENTS

Derivative instruments are recorded at fair value and presented in the consolidated balance sheets as of December 31, as follows:

                                                 Asset Values         Liability Values
                                                ---------------------------------------
                                                2004       2003       2004        2003
                                                ---------------------------------------
Other investments                               $ 42       $116       $ --        $ --
Reinsurance recoverables                          --         --        129         115
Other policyholder funds and benefits
  payable                                        129        115         --          --
Fixed maturities                                   4          7         --          --
Other liabilities                                 --         --        449         186
                                                ---------------------------------------
                                    TOTAL       $175       $238       $578        $301
                                                ---------------------------------------

The following table summarizes the primary derivative instruments used by the Company and the hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31.

                                                                      Notional Amount          Fair Value
                                                                   --------------------------------------------
HEDGING STRATEGY                                                     2004        2003        2004       2003
                                                                   --------------------------------------------
CASH-FLOW HEDGES

Interest rate swaps
  Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. These derivatives are predominantly used to better match cash receipts from assets with cash disbursements required to fund liabilities. The Company also enters into forward starting swap agreements to hedge the interest rate exposure on anticipated fixed-rate asset purchases due to changes in the benchmark interest rate London-Interbank Offered Rate
  ('LIBOR'). These derivatives were structured to hedge interest rate exposure inherent in the assumptions used to price primarily certain long-term disability products.

  Interest rate swaps are also used to hedge a portion of the
  Company's floating rate guaranteed investment contracts. These derivatives convert the floating rate guaranteed investment contract payments to a fixed rate to better match the cash
  receipts earned from the supporting investment portfolio.         $ 4,944    $ 1,889      $  40      $   98

Foreign currency swaps
  Foreign currency swaps are used to convert foreign denominated cash flows associated with certain foreign denominated fixed maturity investments to U.S. dollars. The foreign fixed
  maturities are primarily denominated in euros and are swapped to minimize cash flow fluctuations due to changes in currency
  rates.                                                              1,311        703       (421)       (147)

FAIR-VALUE HEDGES

Interest rate swaps
  A portion of the Company's fixed debt is hedged against increases in LIBOR, the designated benchmark interest rate.

  In addition, interest rate swaps are used to hedge the changes in fair value of certain fixed rate liabilities due to changes
  in LIBOR.                                                             201        112         (5)         (5)

Interest rate caps and floors
  Interest rate caps and floors are used to offset the changes in fair value related to corresponding interest rate caps and floors that exist in certain of the Company's variable-rate
  fixed maturity investments.                                           148         51         (1)         (1)

                                                                      Notional Amount          Fair Value
                                                                   --------------------------------------------
HEDGING STRATEGY                                                     2004        2003        2004       2003
                                                                   --------------------------------------------
OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES

Interest rate caps and swaption contracts
  The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company's loss in a rising interest rate environment. The increase in yield from the cap and swaption contract in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company's competitiveness and reducing the policyholder's incentive to surrender. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are structured to hedge the durations of fixed maturity investments to match certain products in accordance with the Company's asset and liability management policy.

  The Company also uses an interest rate cap as an economic hedge of the interest rate risk related to fixed rate debt. In a rising interest rate environment, the cap will limit the net
  interest expense on the hedged fixed rate debt.                   $ 1,466    $ 1,466      $   2      $   11

Interest rate swaps
  The Company enters into interest rates swaps to terminate
  existing swaps in hedging relationships, and thereby offsetting the changes in value in the original swap. In addition, the
  Company uses interest rate swaps to manage duration risk
  between assets and liabilities.                                     1,441      1,702          7          29

Foreign currency swaps, forwards and put and call options
  The Company enters into foreign currency swaps and forwards and purchases foreign put options and writes foreign call options to hedge the foreign currency exposures in certain of its foreign fixed maturity investments. Currency options were closed in January 2003 for a loss of $3, after-tax.

  The Company also enters into pay fixed U.S. dollar receive fixed yen zero coupon swaps and forwards to mitigate the
  foreign currency exposure associated with the yen denominated individual fixed annuity product. In addition, forward settling fixed maturity investments are traded to manage duration and
  foreign currency risk associated with this product.                   923        104        (64)        (31)

                                                                      Notional Amount          Fair Value
                                                                   --------------------------------------------
HEDGING STRATEGY                                                     2004        2003        2004       2003
                                                                   --------------------------------------------
Credit default and total return swaps
  The Company enters into swap agreements in which the Company assumes credit exposure from an individual entity, referenced index or asset pool. The Company assumes credit exposure to individual entities through credit default swaps. These
  contracts entitle the company to receive a periodic fee in exchange for an obligation to compensate the derivative
  counterparty should a credit event occur on the part of the referenced security issuer. Credit events typically include failure on the part of the referenced security issuer to make a fixed dollar amount of contractual interest or principal
  payments or bankruptcy. The maximum potential future exposure to the Company is the notional value of the swap contracts,
  $193 and $49, after-tax, as of December 31, 2004 and 2003, respectively.

  The Company also assumes exposure to the change in value of indices or asset pools through total return swaps. As of December 31, 2004 and 2003, the maximum potential future exposure to the Company from such contracts is $458 and $130, after-tax, respectively.

  The Company enters into credit default swaps agreements, in which the Company pays a derivative counterparty a periodic fee in exchange for compensation from the counterparty should a credit event occur on the part of the referenced security
  issuer. The Company entered into these agreements as an
  efficient means to reduce credit exposure to specified issuers.   $ 1,418    $   275      $   6      $  (18)

Options
  The Company writes option contracts for a premium to monetize the option embedded in certain of its fixed maturity
  investments. The written option grants the holder the ability to call the bond at a predetermined strike value. The maximum potential future economic exposure is represented by the then fair value of the bond in excess of the strike value, which is expected to be entirely offset by the appreciation in the value
  of the embedded long option.                                           95        276          1           1

Product derivatives
  The Company offers certain variable annuity products with a
  GMWB rider. The GMWB is an embedded derivative that provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. The policyholder also has the
  option, after a specified time period, to reset the GRB to the then-current account value, if greater. (For a further
  discussion, see the Derivative Instruments section of Note 2).
  The notional value of the embedded derivative is the GRB
  balance.                                                           25,433     14,961        129         115

Reinsurance contracts
  Reinsurance arrangements are used to offset the Company's
  exposure to the GMWB embedded derivative for the lives of the host variable annuity contracts. The notional amount of the
  reinsurance contracts is the GRB amount.                           25,433     14,961       (129)       (115)

                                                                      Notional Amount          Fair Value
                                                                   --------------------------------------------
HEDGING STRATEGY                                                     2004        2003        2004       2003
                                                                   --------------------------------------------
Statutory Reserve hedging instruments
  The Company purchased one and two year S&P 500 put option
  contracts to economically hedge the statutory reserve impact of equity exposure arising primarily from GMDB obligations against
  a decline in the equity markets.                                  $ 1,921    $    --      $  32      $   --
                                                                   --------------------------------------------

                                                            TOTAL   $64,734    $36,500      $(403)     $  (63)
                                                                   --------------------------------------------

The increase in notional amount since December 31, 2003 is primarily due to an increase in embedded derivatives associated with GMWB product sales, and, to a lesser extent, derivatives transferred to the general account as a result of the adoption of SOP 03-1 and new hedging strategies. The decrease in the net fair value of derivative instruments since December 31, 2003 was primarily due to the changes in foreign currency exchange rates, the rise in short-term interest rates during 2004 and derivatives transferred to the general account pursuant to the adoption of SOP 03-1.

Due to the adoption of SOP 03-1, derivatives previously included in separate accounts were reclassified into various other balance sheet classifications. On January 1, 2004, the notional amount and net fair value of derivative instruments reclassified totaled $2.9 billion and $(71), respectively.

For the year ended December 31, 2004, gross gains and losses representing the total ineffectiveness of all fair-value and net investment hedges were immaterial. For the year ended December 31, 2004, the Company's net gain and loss representing hedge ineffectiveness on cash flow hedges was $(12), after-tax. For the years ended December 31, 2003 and 2002, the Company's gross gains and losses representing the total ineffectiveness of all cash-flow, fair-value and net investment hedges were immaterial.

The total change in value for other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic net coupon settlements, are reported as net realized capital gains and losses in the consolidated statements of income. For the years ended December 31, 2004, 2003 and 2002, the Company recognized an after-tax net (loss) gain of $(8), $(3) and $1 respectively, for derivative-based strategies, which do not qualify for hedge accounting treatment.

As of December 31, 2004 and 2003, the after-tax deferred net gains on derivative instruments accumulated in AOCI that are expected to be reclassified to earnings during the next twelve months are $6. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The Company does not hedge any exposure to the variability of future cash flows other than interest payments on variable-rate debt. For the years ended December 31, 2004, 2003 and 2002, the net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges were immaterial.

Hartford Life began issuing a yen denominated individual fixed annuity product from a related party, Hartford Life Insurance KK, a wholly owned Japanese subsidiary of Hartford Life and Accident Insurance Company, in the fourth quarter of 2004. The yen denominated fixed annuity product is recorded in the consolidated balance sheets in other policyholder funds and benefits payable in U.S. dollars based upon the December 31, 2004 yen to dollar spot rate. To mitigate the yen exposure associated with the product, during the fourth quarter of 2004, the Company entered into pay fixed U.S. dollar receive fixed yen, zero coupon currency swaps (dollar to yen derivatives). As of December 31, 2004 the dollar to yen derivatives had a notional and fair value of $408 and $9, respectively. Changes in fair value of the dollar to yen derivatives totaled $9 for the year ended December 31, 2004. Although economically an effective hedge, a divergence between the yen denominated fixed annuity product liability and the dollar to yen derivatives exists primarily due to the difference in the basis of accounting between the liability and the derivative instruments (i.e. historical cost versus fair value). The yen denominated fixed annuity product liabilities are recorded on a historical cost basis and are only adjusted for changes in foreign spot rates and accrued income. The dollar to yen derivatives are recorded at fair value incorporating changes in value due to changes in forward foreign exchange rates, interest rates and accrued income.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in a securities lending program to generate additional income, whereby certain domestic fixed income securities are loaned for a short period of time from the Company's portfolio to qualifying third parties, via a lending agent. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2004 and

2003, the fair value of the loaned securities was approximately $1.0 billion and $780, respectively, and was included in fixed maturities in the consolidated balance sheets. The Company retains a portion of the income earned from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $1.3 and $0.5 for the years ended December 31, 2004 and 2003, respectively, which was included in net investment income.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2004 and 2003, collateral pledged of $276 and $209, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities associated with the lending program and the collateral pledged at December 31, 2004 and 2003 were as follows:

                                       2004       2003
                                      ----------------
LOANED SECURITIES AND
 COLLATERAL PLEDGED
ABS                                   $   24      $ 41
CMBS                                     158       143
Corporate                                681       381
Government/Government
 Agencies
Foreign                                   16        11
United States                            404       413
                                      ----------------
                        TOTAL         $1,283      $989
                                      ----------------

As of December 31, 2004 and 2003, the Company had accepted collateral relating to the securities lending program and collateral arrangements consisting of cash, U.S. Government, and U.S. Government agency securities with a fair value of $1 billion and $996, respectively. At December 31, 2004 and 2003, cash collateral of $1 billion and $869, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2004 and 2003. As of December 31, 2004 and 2003, all collateral accepted was held in separate custodial accounts.
NOTE 5. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments. For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts. Hartford Life Insurance Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument.

Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

Fair value of other investments, which primarily consist of partnership investments, is based on external market valuations from partnership management. Other investments also include mortgage loans, whereby the carrying value approximates fair value.

Derivative instruments are reported at fair value based upon internally established valuations that are consistent with external valuation models, quotations furnished by dealers in such instrument or market quotations. Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate.

The carrying amount and fair values of Hartford Life Insurance Company's financial instruments as of December 31, 2004 and 2003 were as follows:

                                                                2004                           2003
                                                    -----------------------------------------------------------
                                                       Carrying          Fair         Carrying          Fair
                                                        Amount          Value          Amount          Value
                                                    -----------------------------------------------------------
ASSETS
  Fixed maturities                                      $42,691        $42,691         $30,085        $30,085
  Equity securities                                         180            180              85             85
  Policy loans                                            2,617          2,617           2,470          2,470
  Other investments                                       1,083          1,083             639            639
LIABILITIES
  Other policyholder funds [1]                          $ 9,244        $ 9,075         $ 7,654        $ 7,888
                                                    -----------------------------------------------------------

[1] Excludes universal life type insurance contracts, including corporate owned life insurance.

NOTE 6. REINSURANCE

Hartford Life Insurance Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfers do not relieve Hartford Life Insurance Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to Hartford Life Insurance Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. Hartford Life Insurance Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2004, Hartford Life Insurance Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, Hartford Life Insurance Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2004, the largest amount of life insurance retained on any one life by any one of the life operations was approximately $2.9. In addition, the Company reinsures the majority of the minimum death benefit guarantees as well as the guaranteed withdrawal benefits offered in connection with its variable annuity contracts. Substantially all contracts written since July 2003 with the GMWB are covered by a reinsurance arrangement with a related party.

Insurance fees, earned premiums and other were comprised of the following:

                                                                         For the years ended
                                                                             December 31,
                                                                   --------------------------------
                                                                    2004         2003         2002
                                                                   --------------------------------
Gross fee income, earned premiums and other                        $3,834       $3,780       $3,324
Reinsurance assumed                                                    49           43           45
Reinsurance ceded                                                    (807)        (720)        (716)
                                                                   --------------------------------
NET FEE INCOME, EARNED PREMIUMS AND OTHER                          $3,076       $3,103       $2,653
                                                                   --------------------------------

Hartford Life Insurance Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

Hartford Life Insurance Company also purchases reinsurance covering the death benefit guarantees on a portion of its variable annuity business. On March 16, 2003, a final decision and award was issued in the previously disclosed arbitration between subsidiaries of the Company and one of their primary reinsurers relating to policies with death benefits written from 1994 to 1999.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $426, $550, and $670 for the years ended December 31, 2004, 2003 and 2002, respectively. Hartford Life Insurance Company also assumes reinsurance from other insurers.

Hartford Life Insurance Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured, net of a valuation allowance, if necessary. The amounts recoverable from reinsurers are estimated based on assumptions that are consistent with those used in establishing the reserves related to the underlying reinsured contracts. Management believes the recoverables are appropriately established; however, in the event that future circumstances and information require Hartford Life Insurance Company to change its estimates of needed loss reserves, the amount of reinsurance recoverables may also require adjustments.

Hartford Life Insurance Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $133, $78, and $96 in 2004, 2003 and 2002, respectively, and accident and health premium of $230, $305, and $373, respectively, to HLA.

REINSURANCE RECAPTURE

On June 30, 2003, the Company recaptured a block of business previously reinsured with an unaffiliated reinsurer. Under this treaty, the Company reinsured a portion of the GMDB feature associated with certain of its annuity contracts. As consideration for recapturing the business and final settlement under the treaty, the Company has received assets valued at approximately $32 and one million warrants exercisable for the unaffiliated company's stock. This amount represents to the Company an advance collection of its future recoveries under the reinsurance agreement and will be recognized as future losses are incurred. Prospectively, as a result of the recapture, the Company will be responsible for all of the remaining and ongoing risks associated with the GMDB's related to this block of business. The recapture increased the net amount at risk retained by the Company, which is included in the net amount at risk discussed in Note 9. On January 1, 2004, upon adoption of the SOP, the $32 was included in the Company's GMDB reserve calculation as part of the net reserve benefit ratio and as a claim recovery to date.

NOTE 7. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                                                    2004         2003         2002
                                                                   --------------------------------
BALANCE, JANUARY 1                                                 $6,088       $5,479       $5,338
Capitalization                                                      1,375        1,319          987
Amortization -- Deferred Policy Acquisitions costs                   (774)        (620)        (491)
Amortization -- Present Value of Future Profits                       (40)         (39)         (39)
Amortization -- Realized Capital Gains/(Losses)                       (12)          14            8
Adjustments to unrealized gains and losses on securities
 available-for-sale and other                                         (79)         (65)        (324)
Cumulative effect of accounting changes (SOP 03-1)                   (105)          --           --
                                                                   --------------------------------
BALANCE, DECEMBER 31                                               $6,453       $6,088       $5,479
                                                                   --------------------------------

The following table shows the carrying amount and accumulated net amortization of the present value of future profits for the years ended December 31, 2004 and 2003.

                                                          2004                             2003
                                             ---------------------------------------------------------------
                                                               Accumulated                      Accumulated
                                                Carrying           Net           Carrying           Net
                                                 Amount        Amortization       Amount        Amortization
                                             ---------------------------------------------------------------
Present value of future profits                   $608             $155            $605             $115
                                             ---------------------------------------------------------------

Net amortization expense for the years ended December 31, 2004, 2003 and 2002 was $40, $39 and $39, respectively.

Estimated future net amortization expense for the succeeding five years is as follows.

For the year ended December 31,
----------------------------------------------
2005                                  $     39
2006                                  $     35
2007                                  $     31
2008                                  $     28
2009                                  $     26
----------------------------------------------

NOTE 8. GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets", and accordingly ceased all amortization of goodwill. As of December 31, 2004 and December 31, 2003, the carrying amount of goodwill for the Company's Retail Products segment was $119 and the Company's Individual Life segment was $67.

The Company's tests of its goodwill for other-than-temporary impairment in accordance with SFAS No. 142 resulted in no write-downs for the years ended December 31, 2004 and 2003.

For a discussion of the Company's acquired intangible assets that continue to be subject to amortization and aggregate amortization expense, see Note 7. Except for goodwill, the Company has no material intangible assets with indefinite useful lives.

NOTE 9. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Hartford records the variable portion of individual variable annuities, 401(k), institutional, governmental, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by, the policyholder, are offset by the related liability changes within the same line item in the statement of income. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2004, there were no gains or losses on transfers of assets from the general account to the separate account. The Company had recorded certain market value adjusted ("MVA") fixed annuity products and modified guarantee life insurance (primarily the Company's Compound Rate Contract ("CRC") and associated assets) as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjustment feature in this product, all of the investment performance of the separate account assets is not being passed to the contract holder. Therefore, it does not meet the conditions for separate account reporting under SOP 03-1. Separate account assets and liabilities related to CRC of $11.7 billion were reclassified to, and revalued in, the general account upon adoption of SOP 03-1 on January 1, 2004.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Guaranteed minimum death benefits are offered in various forms as described in the footnotes to the table below. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Upon adoption of SOP 03-1, the Company recorded a liability for GMDB sold with variable annuity products of $217 and a related GMDB reinsurance recoverable asset of $108. As of December 31, 2004, the liability from GMDB sold with annuity products was $174. The reinsurance recoverable asset, related to GMDB was $64 as of December 31, 2004. During 2004, the Company incurred guaranteed death benefits of $123, and paid guaranteed death benefits of $166. Guaranteed minimum death benefits paid during 2003 were $289. Guaranteed minimum death benefits paid during 2002 were $264.

The net GMDB liability is established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The GMDB liability is recorded in Future Policy Benefits on the Company's balance sheet. Changes in the GMDB liability are recorded in Benefits, Claims and Claims Adjustment Expenses on the Company's statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The determination of the GMDB liabilities and related GMDB reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used to determine the GMDB liability as of December 31, 2004:

    - 250 stochastically generated investment performance scenarios

    - Returns, representing the Company's long-term assumptions, varied by asset class with a low of 3% for cash, a high of 11% for aggressive equities, and a weighted average of 9%

    - Volatilities also varied by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 12%

    - 80% of the 1983 GAM mortality table was used for mortality assumptions

    - Lapse rates by calendar year vary from a low of 8% to a high of 14%, with an average of 12%

    - Discount rate of 7.5%

The following table provides details concerning GMDB exposure:

                        BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE
                                                                            Retained    Weighted Average
                                                   Account    Net Amount   Net Amount     Attained Age
Maximum anniversary value (MAV) [1]                 Value      at Risk      at Risk       of Annuitant
                                                   -----------------------------------------------------
MAV only                                           $ 61,675     $6,568       $  683            63
With 5% rollup [2]                                    4,204        575          104            62
With Earnings Protection Benefit Rider (EPB) [3]      4,849        228           67            59
With 5% rollup & EPB                                  1,499        124           21            61
Total MAV                                            72,227      7,495          875            63
Asset Protection Benefit (APB) [4]                   17,173          5            4            61
Ratchet [5] (5 years)                                    40          2           --            65
Reset [6] (5-7 years)                                 8,262        640          640            60
Return of Premium [7]/Other                           8,548         18           18            60
Total                                              $106,250     $8,160       $1,537            63
                                                   -----------------------------------------------------

[1] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2] Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3] EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4] APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5] Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).

[6] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7] Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a GMWB rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specified percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. In certain contracts, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. The GMWB represents an embedded derivative liability in the variable annuity contract that is required to be reported separately from the host variable annuity contract. It is carried at fair value and reported in other policyholder funds. The fair value of the GMWB obligations are calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2004 and December 31, 2003, the embedded derivative asset recorded for GMWB, before reinsurance, was $129 and $115, respectively. During 2004 and 2003, the change in value of the GMWB, reported in realized gains was $33 and $165 was incurred, respectively. There were no payments made for the GMWB during 2004, 2003 or 2002.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                       As of
                                    December 31,
Asset type                              2004
--------------------------------------------------
Equity securities (including
 mutual funds)                        $88,782
Cash and cash equivalents               7,379
                                  ----------------
                           TOTAL      $96,161
--------------------------------------------------

As of December 31, 2004, approximately 16% of the equity securities above were invested in fixed income securities and approximately 84% were in equity securities.

The Individual Life segment sells universal life-type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. The cumulative effect on net income upon recording additional liabilities for universal life-type contracts and the related secondary guarantees, in accordance with SOP 03-1, was not material. As of December 31, 2004, the liability for secondary guarantees as well as the amounts incurred and paid during the year was immaterial.

NOTE 10. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. Through December 31, 2003, the expense associated with offering certain of these bonuses was deferred and amortized over the contingent deferred sales charge period. Others were expensed as incurred. Effective January 1, 2004, upon the Company's adoption of SOP 03-1, the expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Also, effective January 1, 2004, amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract rather than over the contingent deferred sales charge period.

Changes in deferred sales inducement activity were as follows for the year ended December 31, 2004:

Balance, beginning of period                $    198
Sales inducements deferred                       141
Amortization charged to income                   (30)
                                            --------
BALANCE AT DECEMBER 31                      $    309
----------------------------------------------------

NOTE 11. COMMITMENTS AND CONTINGENT LIABILITIES

LITIGATION

The Hartford Financial Services Group, Inc. and its consolidated subsidiaries ("The Hartford") is involved in various legal actions arising in the ordinary course of business, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds. The Hartford also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- On October 14, 2004, the New York Attorney General's Office filed a civil complaint (the "NYAG Complaint") against Marsh Inc. and Marsh & McLennan Companies, Inc. (collectively, "Marsh") alleging, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford is not joined as a defendant in the action. Since the filing of the NYAG Complaint, several private actions have been filed against The Hartford asserting claims arising from the allegations of the NYAG Complaint.

Two securities class actions have been filed in the United States District Court for the District of Connecticut alleging claims against The Hartford and five of its executive officers under Section 10(b) of the Securities Exchange Act and SEC Rule 10b-5. The complaints allege on behalf of a putative class of shareholders that The Hartford and the five named individual defendants, as control persons of The Hartford, "disseminated false and misleading financial statements" by concealing that "[The Hartford] was paying illegal and concealed "contingent commissions" pursuant to illegal 'contingent commission agreements." The class period alleged is November 5, 2003 through October 13, 2004, the day before the NYAG Complaint was filed. The complaints seek damages and attorneys' fees. The Hartford and the individual defendants dispute the allegations and intend to defend these actions vigorously.

In addition, three putative class actions have been filed in the same court on behalf of participants in The Hartford's 401(k) plan against The Hartford, Hartford Fire Insurance Company, The Hartford's Pension Fund Trust and Investment Committee, The Hartford's Pension Administration Committee, The Hartford's Chief Financial Officer, and John/Jane Does 1-15. The suits assert claims under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), alleging that The Hartford and the other named defendants breached their fiduciary duties to plan participants by, among other things, failing to inform them of the risk associated with investment in The Hartford's stock as a result of the activity alleged in the NYAG Complaint. The class period alleged is November 5, 2003 through the present. The complaints seek restitution of losses to the plan, declaratory and injunctive relief, and attorneys' fees. All defendants dispute the allegations and intend to defend these actions vigorously.

Two corporate derivative actions also have been filed in the same court. The complaints, brought in each case by a shareholder on behalf of The Hartford against its directors and an executive officer, allege that the defendants knew adverse non-public information about the activities alleged in the NYAG Complaint and concealed and misappropriated that information to make profitable stock trades, thereby breaching their fiduciary duties, abusing their control, committing gross mismanagement, wasting corporate assets, and unjustly enriching themselves. The complaints seek damages, injunctive relief, disgorgement, and attorneys' fees. All defendants dispute the allegations and intend to defend these actions vigorously.

Seven putative class actions also have been filed by alleged policyholders in federal district courts, one in the Southern District of New York, two in the Eastern District of Pennsylvania, three in the Northern District of Illinois, and one in the Northern District of California, against several brokers and insurers, including The Hartford. These actions assert, on behalf of a class of persons who purchased insurance through the broker defendants, claims under the Sherman Act and state law, and in some cases the Racketeer Influenced and Corrupt Organizations Act ("RICO"), arising from the conduct alleged in the NYAG Complaint. The class period alleged is 1994 through the date of class certification, which has not yet occurred. The complaints seek treble damages, injunctive and declaratory relief, and attorneys' fees. Putative class actions also have been filed in the Circuit Court for Cook County, Illinois, Chancery Division and in the Circuit Court for Seminole County, Florida, Civil Division, on behalf of a class of all persons who purchased insurance from a class of defendant insurers. These state court actions assert unjust enrichment claims and violations of state unfair trade practices acts arising from the conduct alleged in the NYAG Complaint and seek remedies including restitution of premiums, and, in the Cook County action, imposition of a constructive trust, and declaratory and injunctive relief. The class period alleged is 1994 through the present. The Hartford has removed the Cook County action to the United States District Court for the Northern District of Illinois. Pursuant to an order of the Judicial Panel on Multidistrict Litigation, it is likely that most or all of these actions will be transferred to the United States District Court for the District of New Jersey. The Hartford disputes the allegations in all of these actions and intends to defend the actions vigorously.

Additional complaints may be filed against The Hartford in various courts alleging claims under federal or state law arising from the conduct alleged in the NYAG Complaint. The Hartford's ultimate liability, if any, in the pending and possible future suits is highly uncertain and subject to contingencies that are not yet known, such as how many suits will be filed, in which courts they will be lodged, what claims they will assert, what the outcome of investigations by the New York Attorney General's Office and other regulatory agencies will be, the success of defenses that The Hartford may assert, and the amount of recoverable damages if liability is established. In the opinion of management, it is possible that an adverse outcome in one or more of these suits could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BANCORP SERVICES, LLC -- In the third quarter of 2003, Hartford Life Insurance Company and its affiliate International Corporate Marketing Group, LLC settled their intellectual property dispute with Bancorp Services, LLC ("Bancorp"). The dispute concerned, among other things, Bancorp's claims for alleged patent infringement, breach of a confidentiality agreement, and misappropriation of trade secrets related to certain stable value corporate-owned life insurance products. The settlement provided that The Hartford would pay a minimum of $70 and a maximum of $80, depending on the outcome of the patent appeal, to resolve all disputes between the parties. The settlement resulted in the recording of a $9 after-tax benefit, in the third quarter of 2003, reflecting the Company's portion of the settlement. On March 1, 2004, the Federal Circuit Court of Appeals decided the patent appeal adversely to The Hartford, and on March 22, 2004, The Hartford paid Bancorp an additional $10 in full and final satisfaction of its obligations under the settlement. Because the charge taken in the third quarter of 2003 reflected the maximum amount payable under the settlement, the amount paid in the first quarter of 2004 had no effect on the Company's results of operations.

REINSURANCE ARBITRATION -- On March 16, 2003, a final decision and award was issued in the previously disclosed reinsurance arbitration between subsidiaries of The Hartford and one of their primary reinsurers relating to policies with guaranteed death benefits written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to The Hartford's subsidiaries were unchanged and not limited or reduced in any manner. The award was confirmed by the Connecticut Superior Court on May 5, 2003.

REGULATORY DEVELOPMENTS

In June 2004, The Hartford received a subpoena from the New York Attorney General's Office in connection with its inquiry into compensation arrangements between brokers and carriers. In mid-September 2004 and subsequently, The Hartford has received additional subpoenas from the New York Attorney General's Office, which relate more specifically to possible anti-competitive activity among brokers and insurers. Since the beginning of October 2004, The Hartford has received subpoenas or other information requests from Attorneys General and regulatory agencies in more than a dozen jurisdictions regarding broker compensation and possible anti-competitive activity. The Hartford may receive additional subpoenas and other information requests from Attorneys General or other regulatory agencies regarding similar issues. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to The Hartford's underwriting practices with respect to legal professional liability insurance. In addition, The Hartford has received a request for information from the New York Attorney General's Office concerning The Hartford's compensation arrangements in connection with the administration of workers compensation plans. The Hartford intends to continue cooperating fully with these investigations, and is conducting an internal review, with the assistance of outside counsel, regarding the issues under investigation.

On October 14, 2004, the New York Attorney General's Office filed a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh"). The complaint alleges, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford is not joined as a defendant in the action. Although no regulatory action has been initiated against The Hartford in connection with the allegations described in the civil complaint, it is possible that the New York Attorney General's Office or one or more other regulatory agencies may pursue action against The Hartford or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on the Company.

On October 29, 2004, the New York Attorney General's Office informed The Hartford that the Attorney General is conducting an investigation with respect to the timing of the previously disclosed sale by Thomas Marra, a director and executive officer of The Hartford, of 217,074 shares of The Hartford's common stock on September 21, 2004. The sale occurred shortly after the issuance of two additional subpoenas dated September 17, 2004 by the New York Attorney General's Office. The Hartford has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of the review, The Hartford has determined that Mr. Marra complied with The Hartford's applicable internal trading procedures and has found no indication that Mr. Marra was aware of the additional subpoenas at the time of the sale.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford's mutual funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, the Company agreed in principle with the Boards of Directors of the mutual funds to indemnify the mutual funds for any material harm caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to The Hartford's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office, which have included a range of monetary penalties and restitution. While no such action has been initiated against The Hartford, the SEC, and the New York Attorney General's Office are likely to take some action at the conclusion of the on-going investigations related to market timing and directed brokerage. The potential timing of any such action is difficult to predict, and The Hartford's ultimate liability, if any, from any such action is not reasonably estimable at this time. If such an action is brought, it could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $36, 31, and $31 for the years ended December 31, 2004, 2003 and 2002, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense is recognized on a level basis for the facility located in Simsbury, Connecticut, which expires on December 31, 2009, and amounted to approximately $15, $12 and $10 for the years ended December 31, 2004, 2003 and 2002, respectively.

Future minimum rental commitments on all operating leases are as follows:

2005                                      $    30
2006                                           27
2007                                           24
2008                                           21
2009                                           18
-------------------------------------------------
Thereafter                                     19
-------------------------------------------------
TOTAL                                     $   139
-------------------------------------------------

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During the third quarter of 2004, the IRS completed its examination of the 1998-2001 tax years, and the IRS and the Company agreed upon all adjustments. As a result, during the third quarter of 2004 the Company booked a $191 tax benefit to reflect the impact of the audit settlement on tax years covered by the examination as well as other tax years prior to 2004. The benefit relates primarily to the separate account DRD and interest. During the fourth quarter of 2004, the IRS issued a Revenue Agent's Report, reflecting the adjustments computed and agreed upon in the prior quarter with respect to the Company's federal taxes for the years under examination. No additional tax adjustments were recorded, as the results reflected in the Report were included in the tax benefit recorded in the third quarter. The IRS is expected to begin its audit of the 2002-2004 tax years sometime in 2005. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years.

UNFUNDED COMMITMENTS

At December 31, 2004, Hartford Life Insurance Company has outstanding commitments totaling $389, of which $196 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average 2 to 5 years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining $193 of outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to 3 years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the fund are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer is engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state. There were no guaranty fund assessment payments or refunds in 2004 and 2003. There were guaranty fund assessment refunds of $2 in 2002.

NOTE 12. INCOME TAX

Hartford Life Insurance Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

The Company is included in The Hartford's consolidated Federal income tax return. The Company's effective tax rate was 3%, 21%, and 1% in 2004, 2003 and 2002, respectively.

Income tax expense (benefit) is as follows:

                             For the years ended December 31,
                            -----------------------------------
                             2004          2003          2002
                            -----------------------------------
Current                     $   (34)      $    13       $     4
Deferred                         63           155            (2)
                            -----------------------------------
   INCOME TAX EXPENSE       $    29       $   168       $     2
                            -----------------------------------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                             For the years ended December 31,
                            -----------------------------------
                             2004          2003          2002
                            -----------------------------------
Tax provision at the
 U.S.federal
 statutory rate             $   354       $   278       $   150
Dividends received
 deduction                     (132)          (87)          (63)
IRS audit settlement
 (See Note 11)                 (191)           --           (76)
Tax adjustment                   (2)          (21)           --
Foreign related
 investments                     (2)           (4)           (6)
Other                             2             2            (3)
                            -----------------------------------
                TOTAL       $    29       $   168       $     2
                            -----------------------------------

Deferred tax assets (liabilities) include the following as of December 31:

                                    2004      2003
                                   -----------------
DEFERRED TAX ASSETS
Tax basis deferred policy
 acquisition costs                 $  607    $  638
Employee benefits                      --         5
Net operating loss carryforward        --        17
Minimum tax credits                   126        80
Foreign tax credit carryovers           6        27
Other                                  36        --
                                   -----------------
        TOTAL DEFERRED TAX ASSETS     775       767
DEFERRED TAX LIABILITIES
Financial statement deferred
 policy acquisition costs and
 reserves                            (677)     (713)
Net unrealized gains on
 securities                          (669)     (535)
Employee benefits                     (16)       --
Investment related items and
 other                                (51)       (5)
                                   -----------------
TOTAL DEFERRED TAX LIABILITIES     (1,413)   (1,253)
                                   -----------------
TOTAL DEFERRED TAX
 ASSET/(LIABILITY)                 $ (638)   $ (486)
                                   -----------------

Hartford Life Insurance Company had a current tax receivable of $121 and $141 as of December 31, 2004 and 2003, respectively.
In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and would be taxable only under conditions which management considered to be remote; therefore, no federal income taxes have been provided on the balance sheet in this account, which for tax return purposes was $104 as of December 31, 2004. The American Jobs Creation Act of 2004, which was enacted in October 2004, allows distributions to be made from the Policyholders' Surplus Account free of tax in 2005 and 2006. The Company anticipates that, based on currently available information, this change will permanently eliminate the potential tax of $37 on such a distribution.

NOTE 13. STATUTORY RESULTS

                                  For the years ended
                                      December 31,
                            --------------------------------
                             2004         2003         2002
                            --------------------------------
Statutory net income
 (loss)                     $  536       $  801       $ (305)
                            --------------------------------
Statutory capital and
 surplus                    $3,191       $3,115       $2,354
                            --------------------------------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or
(ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting policies. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2004, the maximum amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 2005, without prior approval, is $498.

The domestic insurance subsidiaries of Hartford Life Insurance Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

NOTE 14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to Hartford Life Insurance Company, was $20, $19 and $10 in 2004, 2003 and 2002, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to Hartford Life Insurance Company for this plan was approximately $8, $6 and $5 for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTE 15. TRANSACTIONS WITH AFFILIATES

In connection with a comprehensive evaluation of various capital maintenance and allocation strategies by The Hartford, an intercompany asset sale transaction was completed in April 2003. The transaction resulted in certain of The Hartford's Property & Casualty subsidiaries selling ownership interests in certain high quality fixed maturity securities to the Company for cash equal to the fair value of the securities as of the effective date of the sale. For the Property and Casualty subsidiaries, the transaction monetized the embedded gain in certain securities on a tax deferred basis to The Hartford because no capital gains tax will be paid until the securities are sold to unaffiliated third parties. The transfer re-deployed to the Company desirable investments without incurring substantial transaction costs that would have been payable in a comparable open market transaction. The fair value of securities transferred was $1.7 billion.

Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI will automatically cede 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 and December 31, 2004 that were otherwise not reinsured. The Company and HLAI, in total, ceded an immaterial amount of premiums to HLA. As of December 31, 2004, HLIC and HLAI, combined, have recorded a reinsurance recoverable from HLA of $(62).
During the third quarter of 2004, Hartford Life introduced fixed MVA annuity products to provide a diversified product portfolio to customers in Japan. The yen based MVA product is written by Hartford Life Insurance KK, a wholly owned Japanese subsidiary of HLA and subsequently reinsured to the Company. As of December 31, 2004, $522 of the account value had been assumed by the Company.

The Company has issued a guarantee to retirees and vested terminated employees (Retirees) of The Hartford Retirement Plan for U.S. Employees (the Plan) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

NOTE 16. QUARTERLY RESULTS FOR 2004 AND 2003 (UNAUDITED)

                                                                   Three Months Ended
                                         March 31,            June 30,         September 30,        December 31,
                                     ------------------------------------------------------------------------------
                                        2004      2003      2004      2003      2004      2003      2004      2003
                                     ------------------------------------------------------------------------------
Revenues                              $1,394    $1,018    $1,340    $1,186    $1,453    $1,449    $1,488    $1,215
Benefits, claims and expenses [1]      1,121       888     1,097       970     1,205     1,229     1,240       987
Net income [1],[2],[3]                   181       100       180       189       395       167       209       170
                                     ------------------------------------------------------------------------------

[1] Included in the quarter ended September 30, 2003 is an after-tax benefit of $9 related to the Bancorp litigation dispute.

[2] Included in the quarter ended June 30, 2003 is a $23 tax benefit primarily related to the favorable treatment of certain tax items arising during the 1996-2000 tax years.

[3] Included in the quarter ended September 30, 2004 is a $191 tax benefit which relates to agreement with IRS on the resolution of matters pertaining to tax years prior to 2004.

                                     PART C

                                OTHER INFORMATION

Item 26.  Exhibits

         (a) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of ICMG Registered Variable Life Separate Account A.(1)

         (b)  Not Applicable.

         (c)(1) Principal Underwriting Agreement.(2)

         (c)(2) Form of Selling Agreement.(3)

         (d) Form of Certificate for Group Flexible Premium Variable Life Insurance Policy.(1)

         (e) Form of Enrollment Form for Certificate Issued Under Group Flexible Premium Variable Life Insurance Policies.(2)

         (f) Certificate of Incorporation of Hartford(4) and Bylaws of Hartford.(5)

         (g)  Contracts of Reinsurance.(6)

         (h)  Form of Participation Agreement.(6)

         (i)  Not Applicable.

         (j)  Not Applicable.

         (k) Opinion and Consent of Jerry K. Scheinfeldt, Assistant Vice President and Assistant General Counsel.

         (l)  Not Applicable.

         (m)  Not Applicable.

         (n)  Consent of Deloitte & Touche LLP.

         (o)  No financial statements are omitted.

         (p)  Not Applicable.

         (q)  Memorandum describing transfer and redemption procedures.(5)

         (r)  Power of Attorney.

--------

(1) Incorporated by reference to the Initial Filing to the Registration Statement on Form S-6, File No. 333-60515, dated August 3, 1998.

(2) Incorporated by reference to the Initial Filing to the Registration Statement on Form S-6, File No. 33-63731, dated October 26, 1995.

(3) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 33-63731, dated May 21, 1996.

(4) Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 12, to the Registration Statement on Form N-4, File No. 333-69485, filed with the Securities and Exchange Commission on April 9, 2001.

(6) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on File No. 333-60515, dated April 15, 1999.

Item 27.  Officers and Directors.

-------------------------------------------- -------------------------------------------------------------------------
NAME                                         POSITION WITH HARTFORD
-------------------------------------------- -------------------------------------------------------------------------
Daniel A. Andriola                           Vice President
-------------------------------------------- -------------------------------------------------------------------------
David G. Bedard                              Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
David A. Carlson                             Senior Vice President and Deputy Chief Financial Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
Richard G. Costello                          Vice President and Secretary
-------------------------------------------- -------------------------------------------------------------------------
Rochelle S. Cummings                         Vice President
-------------------------------------------- -------------------------------------------------------------------------
James Davey                                  Vice President
-------------------------------------------- -------------------------------------------------------------------------
Charles J. DiVencenzo, Jr.                   Vice President
-------------------------------------------- -------------------------------------------------------------------------
Joseph G. Eck                                Vice President
-------------------------------------------- -------------------------------------------------------------------------
Mary Jane B. Fortin                          Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Christopher M. Grinnell                      Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Susan M. Hess                                Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
George R. Jay                                Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Stephen T. Joyce                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Michael L. Kalen                             Executive Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Thomas P. Kalmbach                           Assistant Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
Patrice Kelly-Ellis                          Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Deborah Koltenuk                             Vice President
-------------------------------------------- -------------------------------------------------------------------------
Joseph F. Mahoney                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
Thomas M. Marra                              President, Chief Executive Officer and Chairman of the Board, Director*
-------------------------------------------- -------------------------------------------------------------------------
Kenneth A. McCullum                          Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
Ernest M. McNeill, Jr.                       Vice President and Chief Accounting Officer*
-------------------------------------------- -------------------------------------------------------------------------
Jonathan L. Mercier                          Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Peter J. Michalik                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
John J. Mittelstadt                          Vice President
-------------------------------------------- -------------------------------------------------------------------------
Tom Nassiri                                  Vice President
-------------------------------------------- -------------------------------------------------------------------------
Craig R. Raymond                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Michael J. Roscoe                            Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
Scott R. Sanderson                           Vice President
-------------------------------------------- -------------------------------------------------------------------------
Jerry K. Scheinfeldt                         Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Wade A. Seward                               Vice President
-------------------------------------------- -------------------------------------------------------------------------
Martin A. Swanson                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
James E. Trimble                             Senior Vice President and Chief Actuary
-------------------------------------------- -------------------------------------------------------------------------
Charles N. Vest                              Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
John C. Walters                              Executive Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Eric H. Wietsma                              Vice President
-------------------------------------------- -------------------------------------------------------------------------
Neal S. Wolin                                Executive Vice President and General Counsel
-------------------------------------------- -------------------------------------------------------------------------
Lizabeth H. Zlatkus                          Executive Vice President and Chief Financial Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
David M. Znamierowski                        Executive Vice President and Chief Investment Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

*    Denotes Board of Directors of Hartford.

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

         Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, File No. 333-50280, filed on April 5, 2005.

Item 29:  Indemnification

Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to
Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive.
Section 33 -776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

    A.  conducted himself in good faith;

    B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

    C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

    A.  conducted himself in good faith;

    B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

    C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

         (a) HESCO acts as principal underwriter for the following investment companies:

              Hartford Life Insurance Company - Separate Account VL I
              Hartford Life Insurance Company - Separate Account VL II
              Hartford Life Insurance Company - ICMG Secular Trust Separate Account
              Hartford Life Insurance Company - ICMG Registered Variable Life Separate Account A
              Hartford Life and Annuity Insurance Company - Separate Account VL
              I
              Hartford Life and Annuity Insurance Company - Separate Account VL
              II
              Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

         (b)  Directors and Officers of HESCO

              David A. Carlson                 Senior Vice President & Deputy
                                               Chief Financial Officer
              Richard G. Costello              Vice President and Secretary
              Timothy M. Fitch                 Senior Vice President & Actuary
              George R. Jay                    Chief Broker-Dealer Compliance Officer
              Michael L. Kalen                 Executive Vice President, Director
              Joseph F. Mahoney                Vice President
              Thomas M. Marra                  President and Chief Executive Officer,
                                               Director
              John C. Walters                  Executive Vice President
              Neil S. Wolin                    Executive Vice President and General Counsel

         Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

Item 31. Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 32. Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 33. Representation of Reasonableness of Fees

         Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 10th day of November, 2005.

ICMG REGISTERED VARIABLE LIFE
SEPARATE ACCOUNT A
 (Registrant)



By: Thomas M. Marra                             *By: /s/ Jerry K. Scheinfeldt
    -------------------------------------                ----------------------
    Thomas M. Marra,                                     Jerry K. Scheinfeldt
    President, Chief Executive Officer                      Attorney-In-Fact
    and Chairman of the Board*

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By: Thomas M. Marra
    --------------------------------------------
    Thomas M. Marra, President, Chief
    Executive Officer and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

David A. Carlson, Senior Vice President & Deputy Chief Financial Officer,
     Director*
Michael L. Kalen, Executive Vice President, Director*
Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board, Director*
Ernest M. McNeill, Jr., Vice President         *By: /s/ Jerry K. Scheinfeldt
     & Chief Accounting Officer*                        -----------------------
John C. Walters, Executive Vice President,              Jerry K. Scheinfeldt
     Director*                                             Attorney-in-Fact
Lizabeth H. Zlatkus, Executive Vice President and
     Chief Financial Officer, Director*
David M. Znamierowski, Executive Vice President &
     Chief Investment Officer, Director*              Date: November 10, 2005


333-60515

                                  EXHIBIT INDEX
1.1 Opinion and Consent of Jerry K. Scheinfeldt, Assistant Vice President and Assistant General Counsel.

1.2  Consent of Deloitte & Touche LLP.

1.3  Power of Attorney.